UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BYRNA TECHNOLOGIES INC.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

LETTER FROM THE CHIEF EXECUTIVE OFFICER

September 2, 2026

Dear Fellow Shareholders,

Fiscal 2025 was a strong year for Byrna, marked by record revenue and operational income and the continued expansion of our retail footprint. At the same time, the Board of Directors recognized that sustaining this momentum and positioning the Company for long-term success would require Byrna to continue to evolve. The Board decided that this evolution would require change—including changes in Board oversight, strategy and the leadership responsible for executing that strategy.

Renewing Our Board and Leadership with Purpose

In March, following a comprehensive search process, the Board appointed me as the Company’s CEO. I am honored that the Board has entrusted me to lead Byrna and am excited to apply my experience in corporate strategy, business transformation, marketing and eCommerce to the Company’s challenges and opportunities.

The Board has also changed its own composition to evolve with the Company. Over the last twelve months, four new independent directors have joined the Board, each bringing experience and perspectives that directly align with our strategic priorities, while two longer-serving directors have transitioned off the Board.

TJ Kennedy, who was appointed Chair of the Board in conjunction with the leadership transition, is a former public company CEO with proven expertise in global brand building, go-to-market execution and public safety technology. Adam Roth, who spent 25 years in senior marketing roles at Nike, brings world-class experience in transforming brands, broadening consumer appeal and driving growth—experience that is central to Byrna’s market expansion.

Rose Lopez Keravuori and Matthew McBrady, Ph.D. were both recently appointed. Rose is a retired U.S. Army Brigadier General whose nearly three decades of leadership in complex, high-stakes environments enable her to provide valuable insights to the Board, particularly in the areas of risk management, organizational leadership and strategic decision-making. Matt brings more than 25 years of less-lethal experience from his time at and on the Board of Axon, and deep financial expertise as a Chief Financial Officer and Chief Investment Officer.

Positioning Our Business for Durable Growth

These deliberate changes reflect the Board's judgment that Byrna's next stage of growth requires fresh perspectives, enhanced efficiency and renewed accountability at every level of the organization. As part of this effort, we separated our sales and marketing function into two dedicated go-to-market roles: Retail & Channel Growth, now led by Jim White, and Brand & Content, now led by Nate Secor. This structure is designed to bring greater focus and accountability to each function while positioning us to reignite growth across both our direct-to-consumer channel and our retail footprint.

Importantly, this evolution is also consistent with our strategy to build on the strength of our existing consumer base while introducing Byrna to a much larger audience of people who share the universal desire to confidently embrace and protect life. To be clear, this is an and strategy, not an or strategy; our core of tactically focused, self-defense-minded gun owners who have supported Byrna from the beginning remain a critical part of our business, and we remain committed to serving them well.

At the same time, we believe Byrna has a significant opportunity to reach a much larger addressable market—first by expanding our reach among gun owners who have not yet discovered Byrna, and then by introducing our products to the population of non-gun owners who are looking for an active, practical and less-lethal option for personal safety. By expanding into these markets, we believe Byrna can grow revenue while advancing our mission of empowering individuals everywhere to safely embrace life.

Looking Ahead

Expanding the market for our brand and our Company will take time, but it is already well underway. Our website and digital creative reflect the beginnings of this expansion, with changes to our retail presentation, media partnerships and product development to follow over the coming quarters.

At the foundation of our transformation are three priorities that will define Byrna's future:

●	Core revenue growth: Reaching more consumers, increasing productivity across our existing retail footprint, adding new doors and expanding our product lines.

●

Disciplined M&A: Continuing to pursue tuck-in acquisitions—like Hero Defense Systems—that plug directly into our existing sales and distribution engine, while selectively evaluating larger opportunities as our financial strength grows.

●

Profitability and free cash flow: Improving manufacturing efficiency, sharpening inventory management and driving greater marketing effectiveness so that more of our future growth translates into earnings and cash flow.

We expect 2026 to be a year of transition as we continue to advance our transformation, but we are confident that our efforts today will strengthen the foundation of this business so that Byrna’s growth is more durable and more profitable than ever.

On behalf of the Board and the entire Byrna team, I want to thank you for your continued confidence in this Company. We appreciate your support on the matters described in the accompanying proxy statement, and I look forward to updating you on our progress.

Sincerely,

Conn Davis
Chief Executive Officer, Byrna Technologies Inc.

This letter contains forward-looking statements with respect to Byrna’s financial condition, business and prospects. Forward-looking statements can be identified by the use of such words as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, the potential to expand the market for Byrna’s products, future revenue growth, the potential to increase retail productivity, Byrna’s ability to consummate future acquisitions, and the potential to improve manufacturing efficiency, inventory management, and marketing effectiveness.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, these statements are based on current beliefs, expectations and assumptions regarding Byrna’s business, strategies, projections, as well as anticipated events and trends. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Byrna’s control, and Byrna’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Byrna undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting Byrna, and some of the factors that could cause Byrna’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Byrna’s Annual Report on Form 10-K for the year ended November 30, 2025, which accompanies this letter.

byrna
LESS-LETHAL

NOTICE OF ANNUAL STOCKHOLDER MEETING AND PROXY STATEMENT

byrna CL

2026

byrna CL

byrna SD

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Byrna Technologies Inc., a Delaware corporation (the “Company” or “Byrna”), to be held virtually at 9:00 a.m., Eastern Time, on Friday, September 25, 2026. The Annual Meeting will be a completely virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/BYRN2026. You will need to have your 16-digit control number included on your proxy card or voting instruction form that accompanied your proxy statement. At the meeting, we will be voting on the matters described in the accompanying Proxy Statement.

Items of Business

1.

To elect eight directors named in the company’s proxy statement to serve until the next Annual Meeting of Stockholders or until their respective successors are qualified and elected (the “Election of Directors Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as Byrna’s independent registered public accountants for the fiscal year ending November 30, 2026 (the “Auditor Ratification Proposal”);

3.	To approve, by non-binding vote, the Company’s executive compensation (“Say on Pay”); and

4.	To transact such other business as may properly come before the meeting.

Voting

Only stockholders of record as shown in the books of our transfer agent at the close of business on August 18, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. In order to be able to attend the virtual Annual Meeting and vote, ask questions, and access the list of stockholders as of the close of business of the Record Date, you will need to have your 16-digit control number included on your proxy card or voting instruction form that accompanied your proxy statement.

On or about September 2, 2026, the Notice of Annual Meeting, Proxy Statement and Proxy Materials are first being mailed to our stockholders of record as of the Record Date.

Regardless of whether you expect to attend the virtual meeting, please vote in advance of the meeting by using one of the methods described in the Company’s proxy statement (the “Proxy Statement”). As a stockholder of record, you may vote your shares (1) at the meeting, (2) by telephone, (3) through the Internet, or (4) by completing and mailing a proxy card. Specific instructions for voting by telephone or through the Internet are included in the Proxy Statement. If you attend and vote at the virtual meeting, your vote at the meeting will replace any earlier vote you cast.

i

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, September 25, 2026: The Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended November 30, 2025 are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors

/s/ Lisa Wager

Corporate Secretary

100 Burtt Road, Suite 115

Andover MA 01810

September 2, 2026

Even though you may plan to attend the virtual meeting, please vote by telephone, through the Internet, or, if you receive your proxy materials by mail, execute the enclosed proxy card and mail it promptly in the accompanying postage-free return envelope. Stockholders who received proxy materials in the mail are also welcome to vote by telephone or through the Internet by following the instructions on the proxy card. Should you attend the virtual meeting, you may revoke your proxy and vote at the meeting if you wish to change your vote.

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

2026 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Byrna Technologies Inc. (“Byrna”, the “Company,” “we,” “us,” or “our”) to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”).  On or about September 2, 2026, the Notice of Annual Meeting, Proxy Statement and Proxy Materials are first being mailed to our stockholders of record as of August 18, 2026 (the “Record Date”), and our notice of annual meeting, proxy materials, and 2025 Annual Report are first being posted on www.proxyvote.com. All website addresses given in this document are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document.

Stockholders as of the Record Date are invited to attend the annual meeting which will take place on Friday, September 25, 2026 beginning at 9:00 a.m. Eastern Time and any adjournments or postponements thereof. The Annual Meeting will be a completely virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/BYRN2026. You will need to have your 16-digit control number included on your proxy card or voting instruction form that accompanied your proxy statement.

Whether or not you are able to attend the virtual annual meeting, you are urged to vote your proxy, either by mail, telephone or on the Internet. Specific instructions for voting by telephone or through the Internet are included in this Proxy Statement. If you attend and vote at the virtual meeting, your vote at the meeting will replace any earlier vote you cast. Proxies also may be voted at any adjournment or postponement of the Annual Meeting.

BYRNA TECHNOLOGIES INC.

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

2026 PROXY SUMMARY

2026 PROXY SUMMARY

This summary highlights selected information contained in this Proxy Statement. Please review the entire Proxy Statement and our 2025 Annual Report before voting your shares.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:00 a.m., Eastern Time, Friday, September 25, 2026.

Meeting Location:

The Annual Meeting will be a completely virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/BYRN2026. You will need to have your 16-digit control number included on your proxy card or voting instruction form that accompanied your proxy statement.

Record Date:	August 18, 2026

Voting:	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to vote for each director nominee and one vote for each of the other proposals to be voted on.

ANNUAL MEETING AGENDA

Proposal		Board Recommendation	More Information
1.	Election of the eight directors named in this Proxy Statement	FOR EACH NOMINEE	Page 9
2.	Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accountants for the fiscal year ending November 30, 2026	FOR	Page 51
3.	Approval, by non-binding vote, of the Company's executive compensation	FOR	Page 52

OUR MISSION

Over the last several years, Byrna has established the viability of a new consumer market for a novel product line: handheld, less-lethal personal safety tools that provide consumers with an effective means of self-defense at home and in everyday life, without the need for extensive specialized training or the potentially irreversible consequences associated with lethal force. The next stage of the Company’s growth will depend on building upon that early success and expanding awareness, adoption and acceptance of less-lethal solutions across a much broader addressable market. Our ambition is to establish less-lethal products as a mainstream first-line choice for personal security and public safety. If we succeed, we believe we can not only create significant long-term value for our shareholders, but also advance Byrna’s mission of making effective personal protection safer and more accessible to people everywhere.

2026 PROXY SUMMARY

PLANNING INFORMED BY SHAREHOLDER ENGAGEMENT

Planning for the next stage of Byrna’s growth began in late 2023. Informed in part by engagement with several of the Company’s largest individual shareholders, collectively representing over 15% of our outstanding common stock, the Board recognized that positioning Byrna for its next stage of growth and long-term value creation would require an evolution in leadership and strategy.

With that objective in mind, the Company structured the 2023 employment agreement with the Company’s then-serving CEO to provide the flexibility necessary to facilitate an orderly leadership transition at the appropriate time. Taking into consideration the anticipated retirement of the existing CEO during the term of the 2023 employment agreement, the Board began to prepare for an orderly succession. The Board also established a Search and Succession Planning Subcommittee, which was tasked with, among other responsibilities, vetting internal candidates, and provided executive coaching to help elevate our core management team’s capabilities.

Over the next year, the Board worked closely with the leadership team and outside advisors, while continuing to engage with several large shareholders, to refine Byrna’s longer-term strategic plan and assess the skills, experience and resources that would be needed at both the Board and management levels to execute that vision.

In early 2025, the Board intensified its engagement with significant shareholders regarding the Board’s oversight of the Company’s overall financial performance, strategy and leadership. Informed by those discussions, as well as the Board’s ongoing assessment of the business, the Board took a series of actions to lay the foundation for and the next stage of Byrna’s growth, including:

●

Refreshing and strengthening the Board. The Board undertook a comprehensive search for new directors with skills and experience relevant to Byrna’s evolving needs, including public company leadership, relevant industry expertise, risk oversight, less-lethal experience, financial expertise, and brand and marketing experience. That process resulted in the addition of four new independent directors, collectively broadening and deepening the Board’s skills experiences and perspectives in these important areas.

●

Conducting a comprehensive CEO search. The Board initiated a nationwide search, assisted by a leading independent executive search firm, for a new CEO with the experience, capabilities and leadership qualities necessary to lead Byrna through its next stage of growth, execute the Company’s long-term strategy and foster a culture aligned with the Company’s mission and values. That process resulted in the identification and appointment of Conn Davis as CEO on March 2, 2026. Mr. Davis is a growth-oriented public company executive with significant experience across strategy, product innovation, marketing, eCommerce and M&A. Mr. Davis’s track record of driving product innovation, operational efficiencies and top- and bottom-line growth closely aligns with the capabilities the Board identified as important to Byrna’s future.

●

Continuing to strengthen the Board’s capabilities. The Board has continued to evaluate opportunities to enhance its effectiveness through ongoing director education, NACD membership and other governance initiatives.

The Board believes that these actions have strengthened Byrna and positioned the Company for future success. Shareholder engagement has helped inform the Board’s planning and deliberations over the past several years, and the Board looks forward to continuing an active dialogue with shareholders as Byrna executes its strategy and pursues sustainable, long-term value creation.

2026 PROXY SUMMARY

ELECTION OF DIRECTORS: BOARD NOMINEES

Name	Age	Director Since	Committee Memberships
Conn Davis	44	March 2026	Enterprise Risk Management
Leonard Elmore Independent	74	December 2021	Nominating and Governance (Chair) Audit
Herbert Hughes Independent	66	July 2019	Audit (Chair) Nominating and Governance Compensation
TJ Kennedy Independent	54	September 2025	Enterprise Risk Management
Rose Lopez Keravuori Independent	50	August 2026	Enterprise Risk Management
Matthew McBrady, Ph.D. Independent	55	August 2026	—
Chris Lavern Reed Independent	58	September 2020	Compensation (Chair) Nominating and Governance Audit
Adam Roth Independent	57	September 2025	Enterprise Risk Management

The Board and Nominating and Governance Committee regularly review the composition and leadership of the Board’s committees. In the coming year, the Board anticipates appointing its directors who have joined the Board since the 2025 Annual Meeting to additional Board committees and, as appropriate, rotating committee leadership and membership to promote Board effectiveness, facilitate orderly succession and support effective oversight. As part of the Board’s director orientation and development program, TJ Kennedy and Adam Roth have attended Audit Committee meetings and Nominating and Governance Committee meetings since joining the Board last year.

2026 PROXY SUMMARY

Current Board Composition Highlights:

Our Board has diverse and varied experiences, backgrounds, and strengths. Our seven independent directors, led by Board Chair TJ Kennedy, play a vital role in overseeing key risk areas and providing strategic guidance.

●	Number of Independent Directors: 7 of 8 (87.5%)
●	Number of Gender or Ethnically Diverse Directors: 5 of 8 (62.5%)
●	100% of our Committee Chairs Are Independent and Ethnically Diverse
●	None of our Non-Employee Directors Currently Serve on another Public Company Board

ADVISORY VOTE: INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We are asking stockholders to vote FOR the ratification of the selection of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2026.

ADVISORY VOTE: APPROVAL OF EXECUTIVE COMPENSATION: NAMED EXECUTIVE OFFICERS

Our named executive officers for our 2025 fiscal year were:

•	Bryan Ganz, former Chief Executive Officer
•	Laurilee Kearnes, Chief Financial Officer
•	Luan Pham, former President

We are asking our stockholders to approve on an advisory basis the Company’s executive compensation. Our Board recommends a FOR vote because we believe our compensation program aligns the interests of our named executive officers with those of our stockholders and achieves our compensation objective of rewarding management based upon individual and Company performance and the creation of stockholder value over the long term. Although stockholder votes on executive compensation are non-binding, the Board and the Compensation Committee consider the results when reviewing whether any changes should be made to our compensation program and policies.

ABOUT THE MEETING

ABOUT THE MEETING

Why did I receive this Proxy Statement?

Our Board is soliciting your proxy to vote on your behalf at the meeting because you were a stockholder of our Company as of August 18, 2026, the Record Date, and are entitled to vote at the Annual Meeting (or any adjournments or postponements).

This Proxy Statement summarizes the information you need to know in order to cast your votes at the meeting.

What Is the Effect of Signing the Proxy Card?

The Proxy Card appoints Conn Davis, our Chief Executive Officer, or in his absence Laurilee Kearnes, our Chief Financial Officer, or either of them, as your representative at the Annual Meeting. As your representatives, they will vote your shares of common stock at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. You may appoint a different person as proxy if you prefer but they will only be able to vote if they attend the virtual meeting. If you want to appoint another person to represent you at the Annual Meeting, you may do so either by inserting such person’s name in the blank space provided in the form of proxy or by providing another form of proxy.

What am I voting on?

You are voting on three items:

•	Election of the eight directors named in this Proxy Statement (see page 9);
•	Ratification of the appointment of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2026 (see page 51); and
•	Approval, by non-binding vote, of the Company’s executive compensation (see page 52).

If I am a shareholder of record of the Company’s shares, how do I vote?

There are multiple ways to vote:

Via the Internet. You may vote via the Internet:

Before the Meeting: until 11:59 p.m. Eastern Time on September 24, 2026, visit www.proxyvote.com and enter the control number found in the proxy card.

During the Meeting: visit www.virtualshareholdermeeting.com/BYRN2026 and enter the control number found in the proxy card.

By telephone. You may vote by calling 1-800-690-6903 until 11:59 p.m. Eastern Time on September 24, 2026.

By mail. You may vote by filling out the proxy card and returning it in the envelope provided.

To attend and participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card. Only shareholders with a valid 16-digit control number will be able to attend the virtual Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting.

ABOUT THE MEETING

If I am a beneficial owner of shares held in street name, how do I vote?

If your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and not a stockholder of record. Your broker or bank will send you instructions on how to vote. As the beneficial owner, you have the right to direct your brokerage firm, bank or other agent regarding how to vote your shares. You are also invited to attend the virtual Annual Meeting. However, you will need the 16-digit control number included on your voting instruction form provided by your bank or broker to be able to vote your shares or submit questions.

Has the Board of Directors made any recommendations on voting?

Yes. The Board recommendations are as follows:

Proposal		Board Recommendation
1.	Election of the eight directors named in this Proxy Statement	FOR EACH NOMINEE
2.	Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accountants for the fiscal year ending November 30, 2026	FOR
3.	Approval, by non-binding vote, of the Company's executive compensation ("Say on Pay")	FOR

Will any other matters be voted on?

We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual meeting. If any other matter is properly brought before the meeting, your proxy card gives authority to Conn Davis, and in his absence Laurilee Kearnes, to vote your shares at their discretion on such other matters.

How many voting stockholders do you need to hold the Annual Meeting?

To conduct the Annual Meeting, we must have a quorum, which means that one-third of our outstanding voting shares as of the Record Date must be present, in person or by proxy, at the Annual Meeting. If you vote or abstain on any matter your shares will be part of the quorum. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or other nominee, but your broker, bank, trustee, or other nominee has and exercises discretionary authority to vote on at least one matter, your shares will be counted in determining the quorum for all matters to be voted on at the meeting. Brokers have discretionary authority relating to the ratification of independent public accountants.

Why should I submit a proxy if I intend to attend the virtual Annual Meeting?

Even if you plan to attend the virtual Annual Meeting, it is a good idea to complete, sign and return your proxy card in case your plans change. We also ask that you vote by proxy even if you intend to attend the virtual meeting so that we will know as soon as possible that we have a quorum. This also saves us the additional costs of having to solicit proxies to ensure a quorum.

Your shares of Common Stock represented by the proxy will be voted in accordance with your instructions and if you specify a choice with respect to any matter to be acted upon, your shares of Common Stock will be voted accordingly.

ABOUT THE MEETING

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 18, 2026, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the meeting. If you were a stockholder of record on the Record Date you can vote all shares that you held on that date at the meeting or at any postponement or adjournment of the meeting.

If I submit a Proxy without indicating my vote on all matters, will it be voted?

A properly executed proxy that does not include instructions to vote on one or more matters will be voted as follows:

FOR each of the eight directors named in the proxy materials; and

FOR ratification of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2026; and

FOR the approval, by non-binding vote, of the Company’s executive compensation.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals.

Since our bylaws provide that approval of a proposal at an Annual Meeting of the stockholders is generally by the affirmative vote of a majority of the voting shares present, in person or by proxy, at an Annual Meeting of the stockholders and entitled to vote on the applicable matter, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, election of Directors is by a majority of the votes cast at the Annual Meeting with respect to a nominee, meaning that the number of shares voted FOR a nominee must exceed the number of shares voted AGAINST the nominee. A properly executed proxy card marked ABSTAIN with respect to the election of any Director nominee will not affect the approval of the nominee.

How many votes do I have?

You have one vote for each share of common stock you owned at the close of business on the Record Date.

How many shares can be voted at the Annual Meeting in total?

As of the Record Date, we had 80 stockholders of record and 23,404,754 shares outstanding. Each share is entitled to one vote at the meeting. Cumulative voting is not permitted.

What number of votes is required to elect each of the directors?

Assuming a quorum is present, each director nominee named in Proposal 1, the election of the directors, must be elected by the affirmative vote of a majority of the votes cast in an uncontested election. In other words, each director will be elected if more shares are voted FOR his or her election than are voted AGAINST his or her election. Any share that does not cast a vote for a director (including abstentions and broker non-votes, explained below) does not count as a vote against the director. Under Delaware law, any incumbent director who does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting will continue to serve on the Board as a “holdover director.” In accordance with our by-laws, each of our standing directors has tendered a resignation from the Board, conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director does not receive a majority of the votes cast, our Nominating and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation or take any other action. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of our election results.

What number of votes is required on proposals other than the election of directors?

Other than the election of directors, all other proposals shall be decided by the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the applicable matter, assuming a quorum is present.

ABOUT THE MEETING

Can I change my vote or revoke my proxy after I submit my vote?

Yes. If you vote prior to the meeting, you may change your vote or revoke your proxy at any time before the votes are cast at the Annual Meeting by sending in a new proxy card with a later date, by casting a new vote by telephone or on the Internet (not later than 11:59 p.m. Eastern Time on September 24, 2026), or by sending a written notice of revocation to our Corporate Secretary at our corporate headquarters, 100 Burtt Road, Suite 115, Andover, MA 01810. You also may automatically revoke your proxy by attending the virtual Annual Meeting and voting there if you are a record stockholder. Attending the virtual Annual Meeting without voting at such meeting will not in and of itself constitute revocation of a proxy.

If you are a beneficial stockholder but not a stockholder of record, then to revoke your voting instructions, you must submit new voting instructions to your broker, trustee or nominee or you obtain an individual proxy from your broker, trustee or nominee and attend the virtual meeting to vote.

What is a broker non-vote and what effect does it have?

Brokers and other intermediaries who hold shares of Common Stock in street name for their customers, generally are required to vote the shares of Common Stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote shares of Common Stock on routine matters. However, in the absence of customer direction for voting on non-routine matters, brokers may not vote shares of Common Stock on those matters, which is referred to as a broker non-vote. The only matter that brokers will be able to vote on without specific direction at the Annual Meeting is Proposal 2, ratification of EisnerAmper LLP as our independent registered public accountants.

Any shares of Common Stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast. Any broker non-votes with respect to all other non-routine proposals will not affect the approval of such proposals. In recognition of our desire to have every stockholder vote count, we encourage our stockholders to instruct their brokers to vote their shares.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees, and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of common stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses. The Company has retained MacKenzie Partners, Inc. as proxy solicitor for a fee of $85,000, plus reasonable expenses.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, September 25, 2026: The Proxy Statement and the Annual Report are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

The Board of Directors of the Company currently consists of eight members. Once elected, directors serve for one-year terms with all directors being elected by our stockholders at each annual meeting to succeed the directors whose terms are then expiring. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

At the Annual Meeting, eight directors, nominated by the Board of Directors, will stand for election to serve until the 2027 annual meeting of stockholders. Emily Rooney resigned from the Board of Directors on August 10, 2026, and Rose Lopez Keravuori was appointed to the Board of Directors to fill the resulting vacancy on that date. On August 29, 2026, the Board of Directors increased the size of the Board to eight members and appointed Matthew McBrady, Ph.D. to fill the resulting vacancy. At the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated Conn Davis, Leonard Elmore, Herbert Hughes, TJ Kennedy, Rose Lopez Keravuori, Matthew McBrady, Ph.D., Chris Lavern Reed, and Adam Roth for election as the directors of the Company. The nominees have agreed to stand for election and, if elected, to serve as directors. However, if any person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Nominating and Governance Committee and the Board of Directors may recommend.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of the director nominees as directors of the Company, meaning that the number of shares voted FOR a nominee must exceed the number of shares voted AGAINST the nominee. Any share that does not cast a vote for a director (including abstentions and broker non-votes) will have no effect on the director election results. See “What number of votes is required to elect each of the directors?” on page 7.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

PROPOSAL 1: ELECTION OF DIRECTORS

OUR BOARD AND CORPORATE GOVERNANCE

Director Nominee Biographies

Below are the biographies of our director nominees, all of whom are incumbent directors.

TJ Kennedy became Chair of the Board of Directors on March 2, 2026, and has served as an Independent Director on the Board of Directors since September 2025. Mr. Kennedy has served as the Chief Executive Officer and President of GeoComm, which provides public safety grade location data and maps to safeguard communities and enhance response and collaboration, since October 2025. He previously served as the Chief Executive Officer and a member of the board of directors of Wrap Technologies (Nasdaq:WRAP) from April 2022 to April 2023, a public safety technology company, and a board member from April 2021 to April 2023. From July 2020 to April 2022, Mr. Kennedy served as the Chief Executive Officer, president, and member of the board of directors of Qumu, Inc., a Nasdaq-listed company that prior to its acquisition in 2023 provided the tools to create, manage, secure, distribute and measure the success of live and on-demand video for enterprises.

From January 2019 to July 2020, Mr. Kennedy served as the Chief Executive Officer and member of the board of directors of Allerio, Inc., and from January 2018 through July 2020 and since April 2023, he has served as a founder and principal of The Public Safety Network. From July 2013 to January 2018, Mr. Kennedy served as the President/Deputy Executive Director of FirstNet – First Responder Network Authority. Mr. Kennedy has served on the advisory board of Siyata Mobile Inc., a public safety communications technology company, since July 2024, on the board of directors of SkyfireAI, a venture capital backed start up focused on drone technology, since May 2023, on the board of directors of GeoComm since April 2022 through October 2025, and on the board of directors of SafetyNet, a New Zealand company responsible for operating public safety networks, since August 2020. Mr. Kennedy holds a Bachelor of Science in Health Promotion and Education from the University of Utah, and an M.B.A from Johns Hopkins University.

Mr. Kennedy’s experience as a public company CEO, President and board member, his leadership experience in the public safety and less-lethal industries, and his extensive sales, marketing and operational experience, have brought significant value to his role as Chair of the Board.

Conn Davis became our Chief Executive Officer and a member of the Board of Directors effective March 2, 2026. He is a member of the Board’s Enterprise Risk Management Committee. Mr. Davis previously served, from March 1, 2025 to March 1, 2026, as Managing Director of Annalex Equity (“Annalex”), a private equity independent sponsor that he founded. Prior to founding Annalex, Mr. Davis was a senior member of the executive leadership team at MasterBrand Inc. (NYSE: MBC) (“MasterBrand”), serving from April 2023 to February 2025 as Executive Vice President, Strategy & Corporate Development, from September 2021, to April 2023, as EVP, Corporate Strategy and GM eCommerce and from June 2020 to September 2021, as Vice President, Corporate Strategy. Prior to joining MasterBrand, Mr. Davis served as Director of Strategy at Fortune Brands Home & Security, before which he worked at Bain & Company. Earlier in his career he practiced as an attorney. Mr. Davis holds a bachelor’s degree from Southeast Missouri State University, a J.D. from DePaul University, and an M.B.A. from the Olin Business School at Washington University in St. Louis.

Mr. Davis is an accomplished executive with significant experience leading strategies and teams across product innovation and development, marketing, and eCommerce. Mr. Davis brings to the Board his deep experience building M&A strategies and pipelines, creating product innovation roadmaps, leading pricing and go-to-market redesign, his track record of delivering measurable efficiency gains, performance improvements, and driving top- and bottom-line growth.

PROPOSAL 1: ELECTION OF DIRECTORS

Leonard Elmore has been a director since December 2021. He has served as Chair of the Nominating and Governance Committee since June 2022 and is a member of the Audit Committee and the Succession Planning Subcommittee. He served as a member of the Product Safety Committee from December 2022 until its dissolution in August 2026, and during 2021 and 2022 as a member of an Ad Hoc Committee overseeing the establishment of the Company’s stock repurchase program. Mr. Elmore is a retired attorney and business leader, a television sports personality, and an educator. He has a wide spectrum of experience in the private and public sectors, and, through his Co-Chairmanship of the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics, the focus of which is to develop, promote and lead transformational change that prioritizes the education, health, safety and success of college athletes and that is involved in public interest initiatives directed at promoting diversity, inclusion, and reform in college athletics. A former collegiate basketball All American at the University of Maryland at College Park and a ten-year professional player in both the ABA and NBA, Mr. Elmore also worked at CBS Sports Network and at the B1G Ten Networking for more than three decades.

Since August 2018, Mr. Elmore has served as Senior Lecturer at the Columbia University School of Professional Studies. Mr. Elmore’s prior business experience includes serving as Chief Executive Officer of iHoops, the official youth basketball initiative of the NCAA and NBA, and as the President of Test University, a leading provider of Internet-delivered learning solutions for pre-college students. As a practicing attorney, Mr. Elmore was a Partner with the law firm of Dreier LLP and, before that, Senior Counsel with LeBoeuf, Lamb, Greene & MacRae (subsequently Dewey & LeBoeuf). He began his legal career as an Assistant District Attorney with the King’s County (Brooklyn) District Attorney in New York City.

Mr. Elmore has extensive public and private Board experience. From October 2020 to December 2025, Mr. Elmore served as a member of the Board of Directors of 1800Flowers.com (Nasdaq: FLWS), a leading online and telephonic gift and flower retailer, and served as the Chair of its Nominating and Corporate Governance Committee. From 2007 until February 2020, Mr. Elmore served as a Director on the Board of Directors of Lee Enterprises, Inc. (Nasdaq: LEE), a newspaper publishing company, where he served on the Audit Committee. He also sat on the Board of iHoops from its foundation. Mr. Elmore has been on the Board of Trustees of the University of Maryland since 2022, and is on the Board of Advisors of the Shirley Povich Center for Sports Journalism at the University of Maryland College Park Merrill School of Journalism. At the Knight Commission, he chairs the Commission’s Racial Equity Task Force and is a member of its Leadership Committee. Mr. Elmore received a J.D. from Harvard Law School and a B.A. from the University of Maryland.

During his tenure on the Nominating and Governance Committee Mr. Elmore has implemented several important governance-related initiatives to strengthen the Board’s independence including the transition to an independent Board Chair and the initiation of committee charter amendments to enhance Compensation Committee approval rights regarding executive compensation. As Chair of the Nominating and Governance Committee, he has continued to reinforce the importance of independent oversight, working closely with outside counsel, including special counsel as needed, to ensure independent oversight of appropriate matters. As Chair of the committee, he also has guided the Board refreshment process through improvements to the Board’s self-evaluation process and skills matrix, informing board recruitment, education initiatives including corporate NACD membership, and several governance and compliance related initiatives. During Mr. Elmore’s tenure as Chair of the Nominating and Governance Committee, the committee has overseen crisis management planning and business continuity and succession plans. During fiscal years 2025 and 2026, Mr. Elmore, together with the Board Chair and CEO, led the Company’s Board refreshment program, and from late 2023 through February 2026 he served on the Search and Succession Subcommittee that oversaw the Company’s CEO search and selection of Mr. Davis as CEO.

The Board has benefitted significantly from Mr. Elmore’s corporate governance expertise and financial literacy, gleaned through his legal education, professional experience as an attorney and as an executive in the public and private sectors, his experience on the Boards of other public companies, demonstrated commitment to justice and public safety, and his hands-on approach to oversight. Moreover, he brings the Board, particularly our new directors, important leadership qualities and a deep institutional knowledge of the history of our governance, business, and strategy. Mr. Elmore identifies as African-American, contributing to the diversity that we believe adds to the quality, depth, and perspective of our Board.

PROPOSAL 1: ELECTION OF DIRECTORS

Herbert Hughes has been a director since July 9, 2019, and served as Board Chair from June 2022 until March 2, 2026. He served as Lead Independent Director from December 2021 through June 16, 2022. Mr. Hughes is Chair of the Audit Committee and its financial expert. He previously chaired the Company’s Compensation Committee and Nominating and Governance Committee and continues to be a member of each. Mr. Hughes has been Chair of the Search and Succession Planning Subcommittee since April 2024 and has led the Company’s 2025 and 2026 Board refreshment as well as the Board’s CEO search process culminating in the engagement of Mr. Davis, effective March 2, 2026, as the Company’s CEO. In 2022, Mr. Hughes initiated the Board’s committee refreshment program including committee leadership rotations of the Compensation and Nominating and Governance Committees. He served as Chair of an Ad Hoc Committee during 2021 and 2022 overseeing the establishment of the Company’s stock repurchase program. During his tenure as Chair of the Audit Committee, the Company eliminated material weaknesses in its financial processes and controls and implemented a robust oversight program to monitor financial and enterprise risk. As Board Chair, Mr. Hughes worked to improve information flow to the Board of Directors and drive data based strategic and operational decisions. Throughout his tenure on the Compensation Committee the Committee has prioritized shareholder engagement and shareholder input related to compensation topics including CEO performance-based incentive equity and material CEO contract terms.

Mr. Hughes has over three decades of experience in finance, risk management, operational management and commercial and government contracting, including Board of Directors and executive level positions across a diverse range of industries and is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Since February 2026 Mr. Hughes has been Co-Chairman and Co-Founder of DataX Energy, a private corporation created to acquire and develop AI data center assets. Since August 2025 he also has been Chief Financial Officer of Overwatch Grid Systems, Inc., a private company focused on AI driven sensor systems to provide digital security to critical infrastructures. Since November 2024, Mr. Hughes has been a member of the Board of Directors of Mission Arizona Health Acquisitions, Inc., a private nutritional health company. Since March 2017, Mr. Hughes also has been Chief Financial Officer of Wormhole Labs Inc. (“Wormhole Labs”), a metaverse emerging technology company using mixed and augmented applications in enterprise and consumer markets and has served on its board of directors. From December 2023 to December 2024, Wormhole Labs underwent a reorganization under Chapter 11 of the bankruptcy code in the U.S. Bankruptcy Court for the Western District of Texas. Mr. Hughes continues to serve as Chief Financial Officer of the reorganized company. Since September 2023, Mr. Hughes has served on the Board of Directors and as Chief Financial Officer of Wormhole Information Technology Systems (WITS), which is owned in part by Wormhole Labs and builds augmented reality-based enterprise software for power grid companies and other enterprises. Through his career he has held executive level positions in businesses in the hospitality, technology, asset management, oil and gas exploration and production, and oil services industries. Mr. Hughes began his career as a trader at Kidder Peabody, then ran his own hedge fund, and served as the head of derivatives and risk management for the Bass brothers, among other positions. He received a B.A. from Harvard University, and is a member of the Minnesota Chippewa tribe and the National Congress of American Indians.

Mr. Hughes’ involvement in several technology and AI-related businesses and his experience with businesses that are integrating new technology including AI into public safety related projects is valuable to the Company’s evolution and integration of existing and future technology into operations and products as well as Board oversight of those areas. Through his professional investment and advisory positions, Mr. Hughes offers valuable experience with some of the unique challenges related to leadership and growth of an early-stage technology business.

As the Board’s first Independent Chair, Mr. Hughes built a board of diverse perspectives, experiences, and the broad range of backgrounds and skills needed to effectively exercise oversight over the Company’s development of its strategic objectives and risk management. He also has been instrumental in building a culture of active engagement by Board members, encouraging candor, and drawing on the expertise and experience of each Board member in Board efforts to facilitate the Company’s strategic direction and responsibly manage risk. Through his seven years of service including on each of our standing committees, he brings the Board deep institutional knowledge that spans the period including Byrna’s first full year selling less-lethal launchers, the opening of our U.S. production facility, our 2021 listing on Nasdaq and U.S. public offering, our historic production, supply and marketing strategies, and the evolution of the Company’s strategy that led to its ongoing Board and leadership refreshment to pursue the next phase of the Company’s growth. During Mr. Hughes’ tenure as Lead Independent Director and then Chair of the Board, he led shareholder engagement on compensation and governance topics including with our largest institutional individual investors. Moreover, Mr. Hughes has guided the development of the Company’s new strategic direction and the Board’s selection of Mr. Davis as CEO to lead that effort. As such, he is fully committed to supporting the CEO transition and the Company’s strategic implementation. Mr. Hughes’ deep institutional knowledge, historic relationships with large investors, and long leadership of the Board is extremely valuable to the Company and to Mr. Davis during this transformational period.

PROPOSAL 1: ELECTION OF DIRECTORS

Rose Lopez Keravuori has been a director since August 2026. Ms. Keravuori served in the United States Army and Army Reserve from May 1997 to Feb 2026. She retired at the rank of Brigadier General, and most recently served in the Intelligence field with her last position as Director of Intelligence (J2) at U.S. Africa Command. During her military career, Ms. Keravuori commanded intelligence organizations from 30 to 1,300 people and served in operational assignments in Germany, Kosovo, Afghanistan, Iraq, and Africa. Her private sector experience includes leadership positions in business development, program management, and operations with BAE Systems from January 2006 to January 2011, and founding and serving as Chief Executive Officer of ROSE Solutions, a consulting firm specializing in the development and implementation of strategic initiatives for clients ranging from small businesses to federal agencies, from January 2011 to May 2021, and is president of SISU Strategic Advisors, a consulting firm that she co-founded in 2025. Ms. Keravuori currently serves as Chair of the Advisory Board of GCR Group, a global producer and marketer of critical minerals. Ms. Keravuori is a graduate of the United States Military Academy at West Point and holds a Master of Studies in Diplomatic Studies from the University of Oxford, a Master of Strategic Studies from the U.S. Army War College, and an MBA from Cameron University. Ms. Keravuori self-identifies as Hispanic and is fluent in three languages.

Ms. Keravuori’s nearly three decades of leadership experience, deep expertise in international security, strategic operations, and risk management and proven ability to navigate complex global environments strengthen the Board’s leadership and strategic oversight capabilities, and adds a unique perspective to facilitate the Company’s next stage of growth as it seeks to expand across the consumer, professional security, and international markets.

Matthew McBrady, Ph.D. has been a director since August 2026. Dr. McBrady was appointed as Chief Financial Officer of GoBrands, Inc., the parent firm of the leading global quick commerce company, Gopuff, in October 2025. Dr. McBrady served as a director of Axon Enterprise, Inc. (Nasdaq:AXON) from January 2001 through June 2014 and from October 2016 to May 2026. During his tenure, he chaired the Audit Committee, Compensation Committee, and the M&A and Capital Structure Committee, and served as a member of the Enterprise Risk and Compliance Committee. From August 2020 through May 2026, he was a Professor of Practice in Finance at the Darden Graduate School of Business Administration at the University of Virginia (the “Darden School”), where he taught classes in Corporate Financial Strategy, Corporate Financing, and Impact and ESG Investing. From March 2022 through September 2022, Dr. McBrady served as Interim Chief Financial Officer at Workrise, a technology-enabled workforce-management and staffing company serving the energy and infrastructure sectors.

Prior to returning to academia, Dr. McBrady spent more than a decade as a private equity and hedge fund investor, serving as Managing Director and Chief Investment Officer of the Multi-Strategy Hedge Funds at BlackRock, Inc., Managing Director and Head of Investment Strategy and Risk Management at Silver Creek Capital Management, LLC, and as a Senior Associate and Vice President in the North American Private Equity group at Bain Capital, LLC. Prior to becoming a professional investor, Dr. McBrady served as both a senior economic policy advisor and finance professor. During his earlier career in academia, Dr. McBrady also served as a Professor of Finance at the Darden School as well as the Wharton School of Business at the University of Pennsylvania. From August 1998 through January 2000, Dr. McBrady served as an international economist with President Clinton’s Council of Economic Advisers and the U.S. Treasury Department.

In addition to his work in the private sector and academia, Dr. McBrady currently serves as an advisor to a number of impact investing funds and as a Director and longstanding Investment Committee member and the Chair of Global Partnerships, a non-profit impact investor and pioneer in the impact-first debt markets in Latin America and Africa. Dr. McBrady holds a B.A. in Economics from Harvard University, a M.Sc. in International Economics from Oxford University (U.K.) where he was a Marshall Scholar, and a Ph.D. in Business Economics from Harvard University.

Dr. McBrady’s experience in the less-lethal industry, extensive corporate governance background, and expertise with operational, financial, capital markets, transactional and brand-building matters provide valuable insight for the Board and management to support Byrna’s operations, future growth and market expansion.

PROPOSAL 1: ELECTION OF DIRECTORS

Chris Lavern Reed has been a Director since September 2020. Mr. Reed is Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees, and served as a member of the Product Safety Committee until its dissolution in August 2026. Since February 2026, he has served as a Board Advisor to the Arizona International Business Association (AIBA), a non-profit that seeks to promote state commerce by introducing local businesses to international opportunities. Since April 2012, has been the managing partner of Roca Property Group LLC (previously Garcia Reed Investments, LLC), a family-owned real estate investment entity.

Mr. Reed has over three decades of experience in global law enforcement and international development oversight. Since August 2022 Mr. Reed has served as an International Financial Crimes Advisor, providing strategic consultation, project management, and geopolitical risk analysis services in the anti-money laundering and counter-terrorism financing field to international clients. From October 2018 through April 29, 2022, he served with the U.S. Department of State, overseeing classified investigations. From December 2016 to July 2018, Mr. Reed served as the Special Agent in Charge and Director at the U.S. Agency for International Development Office of Inspector General (USAID OIG). Prior to his leadership role with USAID, Mr. Reed served in numerous leadership roles within the U.S. Department of Justice, Bureau of Alcohol, Tobacco, Firearms and Explosives (“BATF”).

Through his work, Mr. Reed has established professional qualifications and training in leadership, security, and financial crime investigations and has strategic and operational experience related to financial risk and fraud matters. Mr. Reed has served as an instructor for the U.S. Department of State Foreign Service Institute and has spoken internationally on the topics of fraud, corruption, and a host of investigative topics. He has served as a subject matter expert in the U.S. Senate on law enforcement, homeland security and fraud issues. Through his government work, Mr. Reed has developed an understanding of complex public policy matters, government contracting processes, and has extensive experience in crisis management and global law enforcement training. He has completed continuing education coursework related to cybercrime, fraud, and business identity theft, among other cybersecurity topics, is a member of the Association of Certified Fraud Examiners and has been a Certified Fraud Examiner since April 2018. Mr. Reed also is a graduate of Georgetown University’s Congressional Fellow Program and has completed Columbia Business School’s Executive Development and Management Programs. Through his business degree, professional certifications, 10 plus years of business experience in the private sector, over 30 years of experience in relevant global and federal law enforcement, and BATF experience, Mr. Reed has developed a broad legal and technical knowledge base including expertise related to money-laundering, bribery, financial fraud corruption and internal conflict of interest schemes designed to hide illicit proceeds. His education, experience and training bring the Board critical oversight and investigative skills, important subject matter expertise, and a high degree of financial literacy. A veteran of the U.S. Marine Corps., he received an M.B.A. from Champlain College, an M.A. from Northern Arizona University, and a B.A. from Indiana University. He is also a member of the National Association of Corporate Directors (“NACD”) since 2025 and has leveraged his membership to provide ongoing proactive corporate guidance to help the Board stay ahead of evolving regulatory compliance, generative AI oversight, and to anticipate emerging geopolitical risk.

Since Mr. Reed became Chair of the Compensation Committee, previously high turnover has been significantly reduced to industry average, and the Committee has worked to understand and address stockholder and proxy advisor feedback concerning past executive compensation decisions, engaged an independent compensation consultant to inform its decisions including recent development of an updated peer group and periodic benchmarking data. Informed by this input, the Committee has provided only performance-based equity incentives in its three most recent CEO contracts, restructured the Company’s short-term incentive program (effective fiscal 2024) to utilize a “Performance Scorecard” with pre-determined metrics and corresponding payouts and, in fiscal 2025, restructured the Company’s Long-Term Incentive Program for the named executive officers and certain other non-CEO officers to be 50% performance-based, and adopted expanded compensation disclosure in its proxy materials beyond required disclosure to improve the transparency of compensation decisions.

Adam Roth has been a Director since September 2025 and recently was appointed to the newly formed Enterprise Risk Management Committee. Since May 2025, he has served as founder and Managing Director of Synthesis Consulting Group, which provides strategic branding advice to senior executives, identifying and maximizing key growth opportunities. Mr. Roth retired in May 2024, from Nike, Inc. (NYSE: NKE) where he had a 25-year career leading marketing across North America, Asia-Pacific, Latin America, and Global Brands, including Running and Basketball and played a central role in some of Nike’s most iconic brand campaigns and high-profile influencer partnerships. From September 2021 to the time of his retirement, Mr. Roth was Nike’s Vice President, North America Marketing. Earlier Nike roles included VP of Asia-Pacific & Latin America Marketing, from August 2019 to September 2021, VP of Global Brand Communications, VP of Global Brand Innovation, VP of Global Running Brand, and VP of Global Basketball Brand. Earlier in his career, he held senior roles at the advertising agencies TBWA\Chiat\Day, Foote Cone & Belding, and Saatchi & Saatchi. Mr. Roth graduated magna cum laude from Brown University.

Mr. Roth is a distinguished enterprise brand leader with over thirty years of experience in marketing, renowned for his dynamic, visionary approach to global brand strategy. During Mr. Roth’s long and successful tenure at Nike, he spearheaded groundbreaking, business-building campaigns that significantly expanded the brand’s global presence. Mr. Roth excels at translating consumer and marketplace insights into actionable strategies, crafting full-funnel marketing plans that deeply resonate with consumers worldwide. His commitment to sustainable business success is reflected not only in his strategic vision but also in his ability to build and lead high-performing, high-talent teams. As founder and managing director at Synthesis Consulting Group, Adam guides senior executives and emerging businesses in unlocking growth opportunities. He serves as an executive advisor to PricewaterhouseCoopers and several early-stage ventures across technology and consumer brands, drawing on his broad expertise in end-to-end brand strategy, planning and development. Dedicated to shaping the next generation of marketing talent, Mr. Roth advises the Brown University Sports Network and mentors numerous professionals across the industry. A champion of inclusive leadership, he co-founded Nike’s Global Brand Diversity, Equity & Inclusion Council and completed the Inclusive & Authentic Leadership program at Northwestern University’s Weinberg College of Arts & Sciences. Mr. Roth graduated magna cum laude from Brown University.

Mr. Roth’s decades of marketing and branding experience have brought valuable growth-oriented insights to Mr. Davis and the Board in the development of the Company’s strategy to elevate its marketing and brand presence to unlock its next stage of growth. He also brings important experience with brand equity management, innovation vetting, and developing e-commerce strategies that will facilitate the Board’s oversight of go-to-market risk mitigation and the Enterprise Risk Management Committee’s oversight of risk areas that could cause reputational damage.

With more than three decades of global branding and marketing experience, Mr. Roth provides valuable guidance and insights to Byrna’s Board and Management to facilitate the Company’s development and execution of its long-term growth strategy.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

Our current Board is composed of eight Directors, each of whom are standing for election at the Annual Meeting. Except for Conn Davis, our CEO, all of our directors are independent. All Directors serve terms until their successors are elected and qualified at the next annual meeting of our stockholders. Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting, unless there are more nominees running than positions open.

Criteria for Board Membership and Board Refreshment

The Nominating and Governance Committee Charter provides that the committee will consider such factors as it deems relevant in evaluating and recommending director candidates, including, without limitation, skill, diversity, integrity, experience with comparable businesses and other organizations, experience relevant to the needs of the Company, leadership qualities, and the extent to which a candidate would be a desirable addition to the Board. We also seek directors who are not committed as executive officers of other public companies or on more than two other boards, to ensure that our directors can commit the time needed to guide the Company and provide effective oversight of our strategy and business plans. Finally, the Board values the views and contributions of directors who bring newer perspectives, as well as those who offer deep institutional knowledge of the Company’s business, governance, and strategy, developed over time. As part of the Board’s ongoing refreshment efforts, four new independent directors have been added to the Board since 2024. Our longest tenured director during fiscal 2025, Bryan Ganz (ten years), was succeeded in March 2026 by our new CEO, Conn Davis. Emily Rooney, who had previously advised the Board that she did not intend to run for reelection at the 2026 Annual Meeting, was succeeded in August 2026 by Rose Lopez Keravuori. Assuming that the eight candidates recommended by the Board for election at the 2026 Annual Meeting are elected, four of the Board’s seven independent directors will have served less than two years, bringing average board tenure from 6.7 years at our 2024 Annual Meeting to 2.6 years and average board age from 66 at our 2024 Annual Meeting to 57.

We recognize the value of seeking out directors from various backgrounds and professions and diverse in age, gender, race, and ethnicity so that the Board can draw on its breadth and depth to inform its decisions. Our eight board nominees bring diversity in professional experience, ethnicity, gender, and tenure with varied experiences, backgrounds, and strengths. Our seven independent directors, led by TJ Kennedy as Board Chair, play a vital role in overseeing key risk areas and providing strategic guidance.

Leadership Structure of the Board of Directors

Mr. Kennedy has served as our Board Chair since March 2, 2026 and has been an independent director of the Company since his appointment to the Board on September 4, 2025. Mr. Hughes, our longest-tenured independent director, served as Board Chair from June 2022 to March 2026 and, prior to that, as Lead Independent Director beginning in December 2021. We believe that separation of the positions of Board Chair and Chief Executive Officer facilitates the independence and effectiveness of the Board in its roles of evaluating and overseeing the Chief Executive Officer and senior management and, therefore, is in the best interests of the Company and our stockholders. It also allows Mr. Davis to focus on managing the Company’s business and operations while Mr. Kennedy focuses on governance matters and facilitates meetings and active communications between Mr. Davis and the rest of the Board.

Role of Board in Risk Oversight Process

Our Board of Directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, cybersecurity risk, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including development of new procedures and protocols in response to developing topics including, beginning in fiscal year 2023, the ongoing development of protocols and training to strengthen cybersecurity and data protection, the ongoing development of protocols and training related to AI technology usage in fiscal year 2025, and the preparation for auditor attestation requirements under Section 404(b) of the Sarbanes-Oxley Act. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Governance Committee manages risks associated with the independence of the Board, succession and emergency preparedness, and potential conflicts of interest. Additionally, the committee oversees and evaluates the overall performance of the Board and its committees, including the adequacy of its resources, allocation of risk oversight among Board committees, the Board education program, and Board and committee refreshment and rotations. From time to time, the committee may retain special outside counsel to support and/or advise the independent directors or an ad hoc committee on governance related or ad hoc matters outside of the purview of another committee. During fiscal year 2025, the Product Safety Committee assisted the Board in managing risks associated with the safety of the products we manufacture and distribute. Beginning in August 2026, the Product Safety Committee was discontinued and its responsibilities, as well as oversight of a number of other material enterprise risk areas have been allocated to a newly formed Enterprise Risk Management Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our full Board, and risk topics delegated to committees may alternatively be discussed at Board meetings.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Committees

Below is a summary of our standing committees’ responsibilities, fiscal year 2025 highlights, and their present membership and leadership.

Audit Committee

Our Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act and Rule 5605(c) of the Marketplace Rules of Nasdaq. It exercises sole authority with respect to the selection, appointment, oversight of and, where appropriate, replacement of the Company’s independent registered public accounting firm and the terms of its engagement including compensation; reviews the policies and procedures of the Company and management with respect to maintaining our books and records and cybersecurity; reviews with the independent registered public accounting firm, upon the completion of its audit, the results of the auditing engagement and any other recommendations the independent registered public accounting firm may have with respect to our financial, accounting or auditing systems; and reviews with the independent registered public accounting firm, upon the completion of its quarterly review of our financial statements, the results of the quarterly review and any other recommendations the independent registered public accounting firm may have in connection with such quarterly reviews. Our Audit Committee also is responsible for, among other things, assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) legal, ethical and risk management compliance programs; (3) our systems of internal accounting and financial reporting control. The Audit Committee meets periodically with members of management to discuss risk topics, including cybersecurity procedures, supply chain vulnerabilities, material weaknesses if any, and any risks identified to it by management or by our independent registered public accounting firm. The Committee also receives any whistleblower reports and oversees compliance with our insider trading program, among other things. The Committee may work with one or more other committees in evaluating potential changes to compliance policies or risk oversight protocols and recommending changes to policies or charters to improve the Company’s comprehensive risk management. The Audit Committee reviews its charter at least annually and recommends any changes it determines would improve its fulfillment of its responsibilities.

Our current Audit Committee members are Herbert Hughes (Chair), Chris Lavern Reed, and Leonard Elmore. Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. Our Nominating and Governance Committee and the Board have determined that Herbert Hughes is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of the other committee members has the level of “financial literacy” required by the applicable rules and regulations of the SEC. During fiscal year 2025, the Audit Committee met four times and also worked outside of meetings to follow up on risk topics discussed at meetings including information requests and updates.

PROPOSAL 1: ELECTION OF DIRECTORS

Compensation Committee

Our Compensation Committee is responsible for, among other things: (1) reviewing and approving compensation levels of our Chief Executive Officer and other executive officers, including salaries, awards under our incentive compensation plans and other forms of compensation; (2) reviewing and approving the corporate goals and objectives with respect to compensation for our executive officers; and (3) reviewing and recommending to the Board any changes to the compensation of our non-employee directors. The Compensation Committee also administers our equity incentive plan. The Compensation Committee reviews its charter annually and recommends any changes identified to facilitate its oversight of compensation risk and performance of its responsibilities.

Many key compensation decisions are made during the first part of the fiscal year including review of the management team’s performance during the fiscal year concluded, determination of annual, short-term incentive cash bonus awards for the completed fiscal year, and discussion of compensation related targets, objectives and key metrics for the new fiscal year. However, compensation is an ongoing process, and the committee holds regularly scheduled meetings throughout the year, based on its annual meeting cycle, for purposes of evaluation, planning and taking appropriate action including consideration of Say on Pay votes and feedback from stockholder engagement during proxy solicitation and following our Annual Meeting, the award of new hire grants, and to discuss compensation related topics, including peer benchmarking, risk management, incentive equity programs, and compensation-related challenges, developments, trends, and topics, with its advisors and management. In addition, the committee may convene special meetings in addition to its regularly scheduled meetings on any of these topics, to consider compensation topics raised by management or shareholders, to consider compensation packages for potential candidates for executive positions, including grants proposed in connection with promotions or to facilitate the inducement of any external candidate for a senior management position, and to discuss topics related to retention or turnover, or to consider market developments, peer group composition, feedback on or risks identified in incentive programs, changes in SEC rulemaking, Nasdaq listing requirements, or proxy advisor guidelines related to compensation, or other topics within its purview. The Compensation Committee meets with the Chief People Officer on topics related to human capital resources, including employee turnover, retention or recruitment challenges, diversity, employee satisfaction, and new benefits under consideration and with the Chief Governance Officer and Corporate Secretary on matters related to new regulatory rulemaking, preparation of compensation related policies and resolutions, preparation of the compensation discussion for the annual proxy materials, stockholder engagement support, and for research and counsel on compensation related topics. In recent years, the Committee has engaged FW Cook, an independent compensation consultant to review and make recommendations related to compensation topics including retention, recruitment, peer group construction and benchmarking, recommendations related to its short- and long-term incentive programs, and terms of certain agreements.

The members of our Compensation Committee are Chris Lavern Reed (Chair) and Herbert Hughes. Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act and is “independent” as defined by Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. During fiscal year 2025, the Compensation Committee met five times.

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of stockholders; and (3) assisting our Board of Directors in assessing director performance and the capacity and effectiveness of the Board of Directors as a whole including the breadth and depth of its substantive knowledge on topics related to general financial risk management, risks specific to the Company, strategic direction, and other matters related to its oversight and guidance of management, as well as in view of developments in the business and in legal and regulatory considerations. The Nominating and Governance Committee annually reviews the Board’s and its committee charter and composition in conjunction with Board self-evaluations, development of the business, developing technology, regulatory changes and other relevant factors and makes any recommendations to Committees and the Board to improve Board oversight and strengthen their respective resources. The Committee also considers each director’s contributions, expertise and experience, current committee assignments and leadership, developing technology and risk areas in assessing whether additional or different resources should be brought to bear in service of shareholder interests. The Board currently consists of one member of management and seven independent directors. From time to time the Nominating and Governance Committee may recommend and the Board may undertake a search for additional board members to meet evolving needs, and the Committee evaluates candidates brought to its attention on a rolling basis and may recommend the addition of Board members to provide relevant expertise, experience or to add depth to the Board. Diversity of background, experience, gender, and racial and ethnic identity are considered by the Committee in board recruitment. The board’s eight current members include individuals with experience as public company executives and directors as well as diverse backgrounds in manufacturing, marketing, finance, business, risk management, governance and law, public safety, technology (including AI and less-lethal), public service (including the military and law enforcement), and the media. Five individuals add racial, ethnic or gender diversity: two men identify as African American, one woman identifies as Hispanic, one man identifies as Asian, and one man is a member of a Native American tribe. The Nominating and Governance Committee works with our Corporate Secretary, who provides counsel to the Board, and outside counsel in recommending changes to the Company’s governance and compliance policies and protocols related to changes in Delaware law, SEC and Nasdaq rulemaking, and changes to the business in keeping the Board and management informed about important regulatory and legal developments related to SEC disclosure requirements, best practices, Board oversight responsibilities and educational opportunities, in preparing, administering, and reporting annual Board and Committee self-evaluations, annual questionnaires, and onboarding of any new Board members, among other things.

PROPOSAL 1: ELECTION OF DIRECTORS

The current members of our Nominating and Governance Committee are Leonard Elmore (Chair), Herbert Hughes, and Chris Reed. Ms. Rooney served on the Nominating and Governance Committee until her resignation on August 10, 2026. All current members of the Nominating and Governance Committee are “independent” as defined by Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. During 2025, the Nominating and Governance Committee initiated the process that led to the addition of four new independent directors during fiscal years 2025 and 2026. The Company’s Succession Planning Subcommittee (previously referred to as the Search and Succession committee) is a subcommittee of the Nominating and Governance Committee charged with oversight of emergency and long-term succession planning. During fiscal 2025 the subcommittee, with the assistance of an independent recruitment firm and outside counsel, oversaw the CEO succession process that culminated with the retirement of Mr. Ganz and the appointment of Mr. Davis in March 2026.

Enterprise Risk Management Committee

On August 10, 2026, our Board of Directors formed the Enterprise Risk Management Committee. The Committee is responsible for overseeing a range of risk management matters, including those formerly assigned to the Product Safety Committee, as described below under the heading “Product Safety Committee.” Additionally, the Enterprise Risk Management Committee is responsible for overseeing the management of our overall enterprise risk management framework, including operational, strategic, reputational, technology, environmental, social and other risks that may arise and that are not overseen by other Board committees. The members of the Enterprise Risk Management Committee are Rose Lopez Keravuori, Conn Davis, Adam Roth, and TJ Kennedy, and Robert Holmes, our Vice President of Product Development, is serving as a non-voting advisory member on the committee.

Product Safety Committee

Our Product Safety Committee, formed in December 2022, was responsible for assisting the Board with its oversight responsibilities related to the safety of products manufactured in house for consumer use, including the establishment and maintenance of safety-related policies, procedures, reporting systems for ongoing oversight, safety-related crisis management, customer warnings, and product recalls, and any legal and regulatory requirements related to the safety of the products manufactured and produced and services offered by the Company (collectively, “products”). The Committee met with such members of management and the Company’s operations and technical management personnel as it saw fit to review topics relevant to its responsibilities and reports on such matters to the Board for further discussion. The Committee had the authority to engage outside advisors to assist the Company in compliance with the Consumer Product Safety Act and to assist its members in understanding such legal and regulatory environment as is relevant to the safety of the Company’s products.

On August 10, 2026, in connection with a realignment of its committee structure, the Board dissolved the Product Safety Committee and assigned its responsibilities to the newly-formed Enterprise Risk Management Committee. At the time of its dissolution, the members of the Product Safety Committee were Emily Rooney (Chair), Chris Lavern Reed, and Leonard Elmore, each of whom is independent. Mr. Ganz served as a member of the committee prior to his retirement in March 2026.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all employees, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Business Conduct and Ethics is available free of charge on our website at ir.byrna.com. We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at ir.byrna.com. The Company also has a formal Whistleblower Policy, a hotline monitored by the Chair of the Audit Committee, and a comprehensive Insider Trading Policy.

PROPOSAL 1: ELECTION OF DIRECTORS

Insider Trading Policy

We have an Insider Trading Policy, which governs the purchase, sale and other dispositions of our securities by directors, officers, employees, and consultants of the Company, as well as their family members, household members, dependents, and anyone whose securities they influence, direct, or control. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and all applicable listing standards. The Insider Trading Policy generally prohibits covered persons from directly or indirectly purchasing or selling our securities while in possession of material non-public information concerning us. The Insider Trading Policy also applies to the securities of any other companies to the extent any covered person obtains material nonpublic information regarding such other company in the course of performing services for us. The Insider Trading Policy requires pre-approval of any transaction related to our securities by covered persons. The Insider Trading Policy details the Company’s regular quarterly blackout period and explains that special blackout periods may also be announced without prior notice. Additionally, pre-clearance is required prior to any covered person entering into a Rule 10b5-1 trading plan, and such plans may only be entered into during open trading windows. During fiscal year 2025, the Board of Directors, upon the recommendations of the Compensation Committee and the Nominating and Governance Committee, approved an amendment to our Insider Trading Policy to include the securities of any other public company that has a market connection with Byrna, to clarify the treatment of gifts of securities under the policy, and to lengthen the quarterly blackout period by one trading day per quarter.

Prohibition on Hedging

The Insider Trading Policy prohibits hedging in the Company’s securities, including trading in public options, puts, calls, or other derivative securities as well as holding Company securities in margin accounts.

Compensation Committee Incentive Equity Grant Policies

The Compensation Committee’s policy is to not grant stock options or similar awards whose exercise price is related to the market value of our common stock in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and to not time the public release of such information based on stock option grant dates. Similarly, our Compensation Committee does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. To bolster our commitment to the highest ethical standards, our Compensation Committee adopted a policy in 2024 to make awards of options or similar awards on preset dates that do not fall in our standard quarterly blackout periods and not to grant stock options or similar awards whose exercise price is related to the market price of our common stock on the date of grant during periods in which there is likely to be material nonpublic information about our company, including (i) during blackout periods or outside a trading window established in connection with the public release of earnings information under our Insider Trading Policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information (each, a “Filing Window”) or, in the event that any stock option grant is awarded by the Committee during a Blackout Period or a Filing Window, it will be deemed effective on the day after the earnings or other announcement has been made and one additional full day of trading thereafter completed, unless such day is within a Filing Window, in which case such grants will not be deemed effective until the day after the first full trading day following the filing of the applicable report with the Securities and Exchange Commission. During the year ended November 30, 2025, we did not grant stock options or stock appreciation rights to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K, in each case that disclosed any material non-public information.

Director Independence

A majority of the Board of Directors is independent as defined in Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. The Board has reviewed and determined that 88% of our directors are independent under the applicable standards of Nasdaq: Leonard Elmore, Herbert Hughes, TJ Kennedy, Rose Lopez Keravuori, Matthew McBrady, Ph.D., Chris Lavern Reed, and Adam Roth. Each Board committee is comprised completely of independent directors. In December 2021, Herbert Hughes was appointed as Lead Independent Director and, effective May 16, 2023, he was elected Chair. On March 2, 2026, Mr. Hughes stepped down as Chair and Mr. Kennedy was appointed as Chair of the Board. During the fiscal year ended November 30, 2025, our independent directors held three executive sessions of all independent directors and four executive sessions with the Company’s auditors following Audit Committee meetings.  In addition, the members of the Compensation Committee, all of whom are independent, held two meetings without participation of management, some of which included outside advisors, and the Product Safety Committee met once in executive session.

PROPOSAL 1: ELECTION OF DIRECTORS

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has in the past served as an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Director Engagement

Our Board of Directors met nine times during fiscal year ended November 30, 2025, and also acted by unanimous written consent. During fiscal 2025, two Board meetings were held at the Company’s headquarters in Andover, Massachusetts and included meetings with management and other employees. Members of management are invited to and attend selected board and committee meetings, depending on the agenda, to report on relevant topics and respond to questions, and engage informally with committee chairs on relevant topics.

In addition to our Board meetings during the 2025 fiscal year, the Audit Committee met four times, the Compensation Committee met five times and acted by consent, the Nominating and Governance Committee and the Search and Succession Subcommittee met a total of five times and also acted by consent, and the Product Safety Committee met one time. Each director attended at least 75% of the combined Board and applicable committee meetings. Executive sessions or meetings of outside (non-management) directors without management present are included on the agenda for each regularly scheduled Board of Directors and Audit Committee meeting as well as any other committee meeting attended by management. In addition, the Compensation and Governance committees meet with company counsel and compensation consultants outside of the presence of management in conjunction with their scheduled meetings and as needed outside of regularly scheduled meetings.

Submission of Stockholder Recommendations for Director Candidates

The Nominating and Governance Committee has established procedures for stockholders to recommend director candidates. All stockholder recommendations for director candidates must be submitted in writing to our Corporate Secretary at 100 Burtt Road, Suite 115, Andover, MA 01810, who will forward all recommendations to the Nominating and Governance Committee. All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. All stockholder recommendations for director candidates must include:

●	the name and address of record of the stockholder;

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a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

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the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

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a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the Board of Directors and set forth in the Nominating and Governance Committee charter;

●	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

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the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected; and

●	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS

The Nominating and Governance Committee will evaluate all such proposed director candidates, including those recommended by stockholders, in compliance with the procedures established by the Nominating and Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the Board of Directors, the Nominating and Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating and Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each candidate must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and candidates, in collectively serving the long-term interests of the stockholders. In addition, the Nominating and Governance Committee will recommend that the Board select candidates for nomination to help ensure that a majority of the Board shall be “independent” in accordance with Nasdaq rules and that each of its Audit, Compensation, and Nominating and Governance Committees shall be comprised entirely of independent directors, subject to certain exceptions under the Nasdaq rules to such requirement. Although there is no specific policy regarding the consideration of diversity in identifying director candidates, the Nominating and Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Nominating and Governance Committee also may consider whether the candidate has direct experience in the industries or in the markets in which the Company operates. During fiscal year 2025, the Company retained an outside search firm to assist with identifying and evaluating potential Board candidates, and following such process the Board appointed Mr. Kennedy and Mr. Roth as Board members. In fiscal year 2026, the Board continued its refreshment process, adding Ms. Keravuori, who came to the Board’s attention from the search firm retained by the Board during the 2025 search process. Dr. McBrady was brought to the Board’s attention by a stockholder.

Stockholder Communications

Stockholders and other interested parties wishing to communicate with the Board of Directors may do so by sending a written communication to any director at the following address: Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. Our Corporate Secretary or her designee will make a copy of any such communication so received and promptly forward it to the director or directors to whom it is addressed.

Committee Charters

The Board has adopted, and may amend from time to time, a written charter for each of the Nominating and Governance Committee, Audit Committee, and Compensation Committee. Byrna maintains a website at www.byrna.com. We make available on our website, free of charge, copies of each of these charters. The information on our website is not incorporated by reference into this proxy statement and should not be considered to be a part of this proxy statement. The Enterprise Risk Management Committee was formed and its initial members appointed on August 10, 2026. The Enterprise Risk Management Committee has not yet finalized its charter for Board approval, nor has a chair of the committee been appointed. The Enterprise Risk Management Committee charter will be posted on our website when available.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Mission

We are committed to exceeding the expectations of you, our stockholders, our employees, and the communities in which we live and work. Every day we strive as a team to develop and deliver innovative tools and educational and training programs to facilitate safer policing, safer schools, safer communities, and safer living. Our goal is simple: to reduce the lethal consequences that result from deployment of traditional firearms by developing and offering simple, effective, and affordable tools and training for personal safety, community safety, and criminal apprehension. We believe our message is one that people with differing political perspectives should be able to agree upon and are working to raise public awareness of the availability and value of non-lethal alternatives to firearms.

Our Team: Human Capital Management

Talent Acquisition, Engagement, and Retention

Our team is critical to the Company’s ability to meet its strategic goals including growing revenues, improving margins and simplifying day-to-day processes to maximize efficiency. Our Board and our Human Resources Department, led by our Chief People Officer, Sandra Driscoll, work to further our key human capital management priorities: talent acquisition and retention, engagement and collaboration, and development. We use a variety of recruiting and retention tools to engage and retain our human capital including recruiters, employee referrals, short and long-term incentive programs, a full suite of health benefits, employer 401(k) contributions, hybrid work environments where possible, and a comfortable workplace with various amenities and features to encourage collaboration and collegiality. In addition to initiatives related to compensation and the physical work environment, we seek to support our employees by providing benefits, services and, in some cases, flexible work arrangements to support our employees with personal or work-related issues. Our benefit programs include a range of support services related to mental and emotional well-being.

We are continuously engaged in efforts to provide opportunities and awards to improve the Company’s recruitment and retention of critical talent. Since 2022, our Compensation Committee has retained FW Cook, an independent compensation consultant, to make recommendations to support retention and recruitment. During fiscal year 2025, as a result of these recommendations, we utilized a New Hire Incentive Equity Program and a long-term incentive equity grant program for senior management and key employees. Each year, the Compensation Committee works with its advisors to review and further develop its compensation incentive programs informed by peer data and industry developments, including recent changes which include an ongoing, annual long-term incentive program.

We continue to invest in our human capital by offering an online learning platform, which currently offers self-guided courses of study designed to facilitate the personal and professional development of our employees and organizational compliance and security. These include programs on stress management, discrimination, workplace conflict management, intergenerational communication skills, collaboration and teambuilding, time management, planning and organizing, listening skills, negotiating skills, presentation skills and e-mail best practices, as well as modules specifically for managers and supervisors. We also have conducted safety training, including level 2 firearms training where appropriate, and implemented a firearms safety protocol in all our facilities to better secure the well-being of employees and visitors and provide a consistent and safe way to demonstrate and use our products, external training to support specific areas of growth, including technical, organizational, and personal growth initiatives, and organizational training such as cybersecurity and situational awareness training for our retail personnel.

Diversity and Inclusion

Byrna embraces diversity and equal opportunity. We view diversity in our team as an important contributor to innovation and seek to encourage all team members to offer bring their background, experience, diverse skills, and perspective to the workplace.

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended November 30, 2025 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended November 30, 2025.

2.

The Audit Committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

4.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Herbert Hughes, Chairman of the Audit Committee
Chris Lavern Reed
Leonard Elmore

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Our Executive Officers

In addition to Mr. Davis, our current executive officers include Laurilee Kearnes, our Chief Financial Officer. Information concerning Ms. Kearnes follows:

Laurilee Kearnes, age 55, has been Chief Financial Officer since July 2024. Ms. Kearnes brings over 20 years of experience in financial and operating leadership, most recently serving as CFO for Harte Hanks (Nasdaq: HHS), a Massachusetts-based global customer experience strategy company, from November 2019 to October 2023. At Harte Hanks, she oversaw all finance, accounting, and human resources for a business with over $200 million in annual revenues. Prior to her role as CFO at Harte Hanks, Ms. Kearnes held various key positions, including Corporate Controller from August 2018 to November 2019, Group VP of Finance from 2006 to 2018, and VP of Finance from 2003 to 2006. Her background also includes roles at Brooks Automation, where she managed financial operations in a high-tech manufacturing environment from 2000 to 2003, and at Nutraceutical Corporation, where she gained insights into market dynamics in consumer-focused industries from 1997 to 2000. Ms. Kearnes graduated from Utah State University, receiving both her undergraduate degree and master’s degree in accounting.

Compensation Discussion and Analysis

Our named executive officers in the fiscal year ended November 30, 2025 were:

Bryan Ganz, our former Chief Executive Officer;

Laurilee Kearnes, our Chief Financial Officer; and

Luan Pham, our former Chief Marketing and Revenue Officer and former President.

This Compensation Discussion and Analysis is intended to provide material information related to our executive compensation program, including our compensation goals, the criteria used in making and the reasons underlying executive compensation decisions and to provide context for the information in the Summary Compensation and Compensation Actually Paid tables.

We believe a compensation program that promotes long-term growth is a cornerstone to delivering meaningful shareholder value. We have worked to engage actively with our stockholders in structuring and setting CEO compensation and in crafting its executive incentive compensation program.

Key elements of our executive compensation program since our 2025 Annual Meeting include:

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Implementing the new long-term incentive (“LTI”) program for our executive officers as informed by stockholder feedback and the advice of our independent compensation consultant, to eliminate time-based options and increase use of performance-based equity awards, with 50% of the fiscal year 2025 LTI awards made to our named executive officers (other than the CEO) being performance based2 and cliff-vesting at the end of fiscal year 2027 if and only if the performance conditions related to the Company’s revenues for fiscal year 2026 are satisfied and subject to continued employment through the end date;

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Continued determination of short-term cash incentive awards for fiscal year 2025 based on a preset, formulaic scorecard system to strengthen alignment between pay and performance and improve transparency to stockholders and management and approval of a preset formulaic scorecard for determination of fiscal year 2026 short-term incentive awards;

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Continued expanded application of the Company’s Clawback Policy to include all recipients of long-term incentive awards under the long-term incentive program, including those that are not Section 16 officers, and continued utilization of contractual mechanisms to strengthen the policy’s enforceability, including after a termination;

2 Mr. Ganz was expressly excluded from the LTI award program in fiscal years 2023, 2024 and 2025 because his September 2023 contract provided for a front-loaded award for his three years of service under the contract to be granted in the beginning of fiscal year 2024 that would cliff vest if at all at the end of a three-year period. This LTI award was 100% performance based. The new CEO, Mr. Davis, has been granted a smaller performance-based new hire incentive award and, accordingly, is entitled to participate in the LTI award program beginning in fiscal year 2026.

EXECUTIVE COMPENSATION

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Adopting a formal Severance Program, effective July 29, 2025, informed by peer data and on the advice of the Committee’s independent compensation advisor, FW Cook, with three tiers of coverage for the CEO, other named executive officers, and certain other senior officers;

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Adopting stock ownership guidelines, effective September 4, 2025, informed by peer data and on the advice of the Committee’s independent compensation advisor, FW Cook, with five-year Company equity ownership levels including for the CEO, other named executive officers, and directors;

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Worked with an independent outside consultant to select a new, updated representative peer group formally approved on July 11, 2025 to assess and benchmark management and Board compensation levels and structure, identify relevant indices to assess performance, and to monitor and evaluate the overall compensation structure on an ongoing basis, including the success of the new short-term and long-term incentive program in improving alignment of pay and performance;

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Maintained stockholder engagement to solicit feedback on the Board’s oversight of compensation, governance, strategic direction, succession, and other topics of importance to stockholders and the success of our business;

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Worked with the Search and Succession Committee, FW Cook, and an executive search firm to facilitate the anticipated CEO transition by establishing compensation parameters, including that any special award for the incoming CEO would be awarded under the existing Amended and Restated 2020 Equity Incentive Plan and 100% performance-based; and

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Despite being a smaller reporting company, maintained expanded proxy disclosures related to the determination of at-risk elements of executive compensation to add transparency to our compensation process including detailed disclosure of vesting terms, financial goals and objectives and the assessment of those goals following the end of the year.

Stockholder Engagement and Feedback

Accountability is critical to our success, and we actively seek our stockholders’ input and perspectives on our policies and practices. Our stockholder engagement program is led by our senior management and overseen by our Board, and since the beginning of fiscal 2025 it included meeting with over 121 investors at conferences and several hundred investor calls made or received with management and our investor relations representatives.

In making compensation decisions during fiscal year 2025, the Board and the Compensation Committee considered the say-on-pay vote from our 2025 annual meeting of stockholders and available information related to voting by large shareholders. The Compensation Committee and the Board also considers stockholders’ long-term goals and interests in connection with strategic decisions generally including our executive compensation structure, leadership, and governance topics. In addition, members of the Board and the Compensation Committee engaged directly with shareholders during fiscal year 2025 on several specific topics, including:

●	Reached out to our largest institutional investors to seek feedback in advance of the 2025 Say on Pay vote;

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Participated in multiple communications between large individual and institutional investors and members of management or members of the Board and numerous conversations between management and institutional investors discussing our growth strategies; and

●	Participated in several phone calls between our Chairman of the Board and several of our largest individual shareholders related to succession planning.

Executive Compensation Philosophy

Our executive compensation program is designed to align executive compensation with the interests of our shareholders by rewarding achievements that serve our financial and operational goals and build success. To build sustained long-term success, our executive compensation program is designed with the following goals:

●	Attracting and retaining highly qualified individuals capable of making significant contributions to our growth and long-term success;

●	Promoting a dynamic and collaborative environment that encourages team and individual achievement;

EXECUTIVE COMPENSATION

●	Relating pay to performance through an emphasis on at-risk, variable pay components;

●	Rewarding achievement of preselected key metrics and strategic milestones that will enhance long-term shareholder value;

●	Rewarding strategic management in furtherance of long-term sustained growth;

●	Aligning the interests of our executives with the interests of our shareholders in growing shareholder value over the long-term through equity ownership; and

●	Balancing short-term incentives that could encourage inappropriate risk taking with longer term compensation components that encourage consideration of long-term return.

Guided by these objectives, our executive compensation design reflects our vision and values, general economic and company-specific considerations, and is built on a framework of pay-for-performance, comprehensive position evaluations, and market competitiveness.

In structuring incentive compensation to advance our immediate and long-term financial and operational goals, identified priorities include:

●	Achieving financial metrics that build shareholder value over time;

●	Driving and growing traffic to our e-commerce and bricks and mortar locations;

●	Expanding our geographic footprint and sales channels;

●	Implementing innovative and strategic product line expansion and partnerships to develop our safety ecosystem;

●	Managing regulatory, business and product-related challenges;

●	Expanding demand for our products by raising public awareness of the availability of effective less-lethal alternatives to firearms;

●	Building brand recognition as a pioneer in the market for less-lethal self-defense tools specifically created for civilians; and

●	Establishing the Byrna® line of non-lethal products as the best-in-class solution for civilian personal safety.

To mitigate risk, our compensation program design includes a clawback policy, use of multi-year vesting periods of at least three years in most long-term incentive awards, use of key financial performance metrics in long-term and short-term incentive determination, monitoring stockholdings of and stock sales by our executive officers, and the Compensation Committee’s ultimate discretion in awarding short-term incentives to ensure that they serve long-term shareholder interests.

Compensation Committee Role

The current members of our Compensation Committee are Chris Reed (Committee Chair) and Herbert Hughes. Each member of the Compensation Committee is an independent director under the applicable rules of Nasdaq. The Compensation Committee is primarily responsible for addressing the fair and competitive compensation of our executive officers along with matters related to our compensation plans, policies, and programs. In fulfilling its duties and responsibilities, the Compensation Committee may consult with management and investors, and hire independent consultants. The Compensation Committee uses professional compensation consultants to provide market and peer data related to compliance policies, structure and awards to inform its compensation design, as well as to assist in specific compensation-related decisions. Compensation related feedback from investors, including feedback transmitted by management and the investor relations team following earnings calls, at investor conferences, and in one-on-one meetings or calls, is considered by the Compensation Committee together with institutional investor guidelines, publications and analyses by proxy advisors.

EXECUTIVE COMPENSATION

Use of Independent Consultants and Peer Groups

During fiscal years 2024 and 2025, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as an independent compensation consultant to provide peer data, information on compensation trends and institutional investor outlook, and alternative incentive designs that informed its adoption of preset metrics to be used in awarding short-term incentive awards for fiscal year 2024 and fiscal year 2025, the restructuring during 2025 of the Company’s reference peer group, the adoption during 2025 of a new long-term incentive plan increasing use of performance-based awards and eliminating use of time-based options, and the replacement of the new hire program with a limited pool of discretionary awards to be used for recruitment and retention of key employees who are not eligible for the executive long-term incentive award program. The Compensation Committee continues to work with its outside advisors to further develop our executive compensation program. Input and peer data provided by FW Cook informed several key decisions in fiscal 2025:

●	Restructuring of the long-term incentive program to be 50% performance based;

●	Adoption of a Severance Program for named executive officers;

●	Adoption of stock ownership requirements for named executive officers and directors;

●

Continued use of methodology, including implementation and communication of preset metrics, used in awarding annual short-term incentives awards for fiscal year 2024 performance and presetting the metrics to be used to determine fiscal year 2025 short-term incentive awards; and

●

Use of benchmarking data from a new peer group established in 2025 to adjust the 2026 compensation package for several senior executives, including the CFO, to align generally with median as well as in setting compensation parameters used in connection with 2025 and 2026 CEO search.

Components of our Executive Compensation Structure

Base salary

We pay base salaries to attract and retain talented employees, including our named executive officers. We operate in a fast-paced and demanding environment and place great reliance on the skills of our small core team. Each of our executives is called on to lead “with their sleeves rolled up,” and has decades of experience in areas of critical importance to our long-term success. Our base salary levels are set based on market competitive considerations, including the unique skills and experience of each of our executive officers, the immediate and longer term demands of our business and organizational structure, and our long-term business and shareholder interests, with reference to peer data provided by our independent compensation consultants. In referencing peer data, we seek to draw from companies with similar business models, C-suite structures, and expectations of executives in assessing the overall reasonableness of our compensation packages although, as noted previously, that has been challenging.

Increases in base salary are driven primarily by demonstrated value to the Company, generally reviewed annually and adjusted from time to time based on market data and assessment of company, business unit and individual performance and experience. Merit increases are awarded based on the performance of the employee. For executives other than the CEO, increases in base salary may be initiated by the CEO’s recommendation in his annual report to the Compensation Committee.

Since the conclusion of fiscal year 2025, the Compensation Committee has negotiated an amendment to the 2023 contract with Mr. Ganz to facilitate an orderly transition utilizing the qualified retirement provision of that contract as well as a limited advisory agreement providing thirty days of advisory services at the Company’s discretion and extension for up to five additional months. Mr. Ganz’s termination was effective March 2, 2026 and the Company did not elect to extend the Advisory term beyond the initial thirty days. See below under “Employment Agreements—Bryan Ganz.”

Short-Term Incentive

We seek to balance the security provided by a base salary with the “at-risk” feature of an annual short-term incentive (“STI”) cash award. The annual bonus opportunity allows us to recognize and reinforce our executives’ performance over the prior year and their contributions, individually and as a member of a team, to building long-term shareholder value. Each executive officer has an STI target stated as a percentage of base salary. The STI targets for our named executive officers were initially set at hiring based on position and seniority. Although STI targets are relatively stable at the named executive level, they may be adjusted due to a change in position, new information related to peers, or increase in recognition of a named executive officer’s increasing value to the Company. Targets and respective payouts for the years reflected in the summary compensation table are detailed under “Short-Term Incentive Detail” below.

EXECUTIVE COMPENSATION

The general process used to determine actual STI awards over the past five years has begun with the Compensation Committee’s selection, early in the year, of key financial metrics, operational goals and/or strategic milestones to be considered based on Company priorities. Final STI awards related to performance in a given fiscal year are made early in the following fiscal year.  As detailed above and in the notes to the Summary Compensation Table, beginning with short-term incentive awards for fiscal year 2024, the Compensation Committee now utilizes a preset formulaic scorecard for determination of short-term incentive awards.

Long-Term Incentive Equity

We grant equity-based awards to our executive officers under our Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) in order to recruit, retain and motivate our executive team to pursue strategies directed at sustained long-term growth. We believe that executives’ interests and those of other stockholders are well-aligned when they are co-owners of the Company and through opportunities to increase their ownership and the value of that ownership, effectively reaping what they sow. Long-term incentives that we can grant under the 2020 Plan include restricted stock, restricted stock units, stock appreciation rights and stock options.

Key features of the 2020 Plan include:

●	Prohibition of repricing of options or SARs without explicit shareholder approval;

●	No evergreen features;

●	No liberal share recycling including of shares repurchased, withheld, or tendered for cashless exercise or withholding tax obligations;

●	One year minimum vesting, subject to limited exceptions;

●	No option reloading;

●	No dividend payouts on any unvested equity awards; and

●	No non-standard change in control definitions.

Awards granted under the long-term incentive program for our named executive officers have utilized multi-year vesting periods to encourage long-term strategic planning and sustained growth, performance-based vesting conditions to directly link a portion of “at risk” executive compensation to shareholder return, and in past years, front-loaded grants with back-weighted vesting provisions to discourage turnover, particularly as executives gain experience and become more valuable to the Company over time. To date, grants of performance-based restricted stock units have been structured to cliff vest on preset end dates such that any shares that do not satisfy vesting conditions by the specified end date are forfeited. Vesting of all performance-based RSU awards has been conditioned upon achievement of preset financial metrics for specified periods. CEO and non-CEO RSU awards made before fiscal year 2025 provided for vesting only at the end of a multi-year service term. Performance based RSU awards in fiscal year 2025 maintained this structure, while time-based RSU awards vested in three equal tranches generally on the first, second and third anniversary of the grant date.

Historic Long-Term Incentive Discussion

The named executive officers’ long-term equity incentive packages (including that of the CEO), as initially granted by the Board in 2020, consisted of restricted stock units that could not vest until the end of specified three-year service periods. All of the units granted to the CEO and two-thirds of those granted to the other named executive officers in the initial long-term incentive packages were performance-based.

These initial long-term incentive packages were modified in March 2022 due to the potential reduction of their motivational value following a decline in the Company’s stock price. With the advice of FW Cook, the Compensation Committee and the full Board approved the cancellation of 50% of the original grants to the CEO and the rest of the management team (including the other two named executive officers at the time) and the issuance of an equal number of time-based stock options, therefore avoiding any increased dilution. Additionally, each executive (including Messrs. Ganz, North and Pham) retained performance-based RSUs with vesting dependent on the Company’s stock trading at $30 per share before their respective performance end dates.  Details of these RSU grants, the modifications thereto, and the final vesting and forfeitures of these awards are set out in the Executive RSU Grant Details table below, and the details of the 2022 option grants are set forth in the notes to the Outstanding Equity Awards table. The Board believes that the 2022 restructuring of long-term incentive facilitated retention of key executives while maintaining stock price performance-based awards. Additionally, it brought the overall structure of the executive long-term incentive packages closer to that of peers.

EXECUTIVE COMPENSATION

In early 2023, informed by peer data and input from FW Cook, the Company made grants to Mr. Ganz and the named executive officers at the time pursuant to a new long-term incentive equity program utilizing annual grants of stock options to ensure continued motivation to drive performance and facilitate retention in variable markets, while aligning executives’ interests with those of stockholders generally because the options only yield value to the extent that our stock price appreciates following the grant date. In 2024, long-term incentive option grants under the program adopted in 2023 were not made to Mr. Ganz who was granted only performance-based RSUs in accordance with the 2023 Ganz Agreement.

Fiscal Year 2025 Compensation Topics

Long-Term Incentive Design Review

In early 2025, in recognition of improved market conditions and informed by feedback from shareholders and proxy advisors, the Compensation Committee determined to end the incentive option program and restructured the long-term incentive program to increase reliance on performance-based awards. Under the 2025 long-term incentive program, which was informed by FW Cook’s input including peer group data, information related to compensation trends, and alternative structures, each participant was granted an award consisting of (i) 50% time-based RSUs vesting in three equal tranches on the first, second and third anniversaries of the grant conditioned on continued employment on such vesting date, and (ii) 50% performance-based RSUs that will vest, if at all, at the end of fiscal year 2027 (the “end date”) based on achievement of the preset revenue target for 2026, in addition to continued employment through the end date. Performance-based RSUs that do not vest on the end date will be forfeited on that date. As in 2024, Mr. Ganz did not receive an award under the 2025 long-term incentive program because a three-year incentive package included in the 2023 Ganz Agreement was intended to be his only long-term incentive grant for services during the term of the agreement.

Subsequent to fiscal year 2025, the Compensation Committee has continued to use the 2025 long-term incentive program as its primary long-term incentive vehicle for the named executive officers, including Mr. Davis. In addition, as described in the discussion of his contract terms, a one-time performance-based award (from the existing incentive equity pool) was granted to Mr. Davis upon his March 2026 retention as CEO, and a one-time award that was 50% performance-based was granted to Mr. Pham upon his March 2026 promotion to President.

Scorecard Methodology for Determination of STI Awards

For fiscal year 2025, the Compensation Committee implemented an annual STI program subject to pre-determined performance measures applied formulaically to determine STI payouts. The pre-determined measures for fiscal year 2025 were 60% financial and 40% strategic, with thresholds for each metric below which no payout would be made and a maximum performance that, if reached, will result in a maximum payout at 150% of target for that element. The financial metrics for fiscal year 2025 were comprised of revenues (50%) and EBITDA (50%). The strategic goals selected were non-financial objectives and considerations, including delivery of certain milestones, management of certain risks and human capital, identified as central to the success of our business.

Subsequent to fiscal year 2025, the Compensation Committee has continued to utilize the scorecard methodology for the annual STI program. The metrics pre-selected for fiscal year 2026 STI awards are 50% for each of revenue and EBITDA. Each metric has a target and lower and upper threshold, with a graduated scale between thresholds. In addition, the Committee identified specific strategic goals to be assessed, including improved cash flow conversion, a smooth leadership transition, development and execution of the new strategy, and cultural priorities in recognition of the importance to long term success of factors that may not be subject to quantifiable measurement in the short term.

Formal communication of the new scorecards to management early in the year clearly communicates the Board’s priorities and how achievement of specific metrics selected to advance those priorities will impact STI awards. The Compensation Committee expects the scorecard system to strengthen the connection between pay and performance and facilitate alignment of compensation and total shareholder return, particularly over multiple year periods.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid to our named executive officers during the fiscal years ended November 30, 2025 and 2024. Individuals we refer to as our “named executive officers” include our former Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended November 30, 2025 whose salary and bonus for services rendered in all capacities exceeded $100,000. Mr. Ganz retired as our Chief Executive Officer effective on March 2, 2026, and Luan Pham ceased serving as our President on June 13, 2026.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Other
		($)(1)	($)(2)	($)(3)	($)(4)	($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)	(i)
Bryan Ganz	2025	495,000	678,150	—	—	—	1,173,150
Former Chief Executive Officer (5)	2024	495,000	742,500	1,357,560	424,782	—	2,595,060
Laurilee Kearnes	2025	334,167	275,370	330,018	—	—	939,555
Chief Financial Officer (6)	2024	156,458	170,625	264,250	—	—	591,333
Luan Pham	2025	329,167	339,075	380,004	—	—	1,048,246
Former President (7)	2024	318,333	360,000	49,819	204,960	—	933,112

Notes:

(1)	The base salary of Mr. Ganz was set pursuant to a three-year contract effective on September 1, 2023.

(2)

Amounts reflected in this column are cash awards under the Company’s short-term incentive plan paid shortly after the end of each fiscal year. Our short-term incentive awards reflect the Compensation Committee’s assessment of the named executive officers’ collective achievement of pre-selected objective and subjective financial metrics and strategic goals, adjusted to account for individual performance considerations and contributions and any other objective metric or subjective measure of performance that the Compensation Committee, in its discretion, deems appropriate and aligned with company goals. These amounts are calculated as a percentage of each named executive officer’s target short-term incentive provided in their respective employment contract or offer as subsequently set by the Compensation Committee for future fiscal years. Detailed information relating to short-term incentive awards is provided in the table below under “Short-Term Incentive Detail.”

(3)

Stock-based awards reported for the years ended November 30, 2025, and November 30, 2024 were restricted stock units with vesting contingent upon continued employment, with a portion of such units subject to performance conditions, and subject to the terms of the governing plan and related grant agreements. The grant date fair value of these stock-based awards was determined using Monte-Carlo simulation model. Detailed information relating to these awards can be found in the tables below under “Executive RSU Grant Details” and “Outstanding Equity Awards at Fiscal Year-End.”

(4)

All option awards for the fiscal year ended November 30, 2024, were stock options with vesting based on the grantee’s continuous service through specified vesting dates. The grant date fair value of each stock option is estimated on the date of grant by using the Black-Scholes model.

(5)	Mr. Ganz retired as Chief Executive Officer effective March 2, 2026.

(6)	Ms. Kearnes’ employment began on June 7, 2024 and she was appointed as Chief Financial Officer effective July 15, 2024.

(7)	Mr. Pham was appointed as President effective March 17, 2026, and served as Chief Marketing and Revenue Officer prior to that date. Mr. Pham’s employment terminated effective June 13, 2026.

EXECUTIVE COMPENSATION

Short-Term Incentive Detail

The table below provides additional information regarding short-term incentive targets for our named executive officers, the metrics and strategic goals considered when determining bonus payments, and the amount of bonus payments for fiscal years 2024 and 2025 as a percentage of each named executive officer’s base salary.

Name and Principal Position	Year	Target STI (as a % of base)	% of Target Awarded (4)(5)	Preselected Metric(s)	Preselected Strategic Goals
Bryan Ganz Former Chief Executive Officer (1)	2025	100%	137%	Revenue, Adjusted EBITDA	Non-financial objectives and considerations, including expanding marketing channels, operational improvements, and product launch.
	2024	100%	150%	Revenue, Gross Margin & Adjusted EBITDA growth	Non-financial objectives and considerations, including management of certain risks and human capital identified as important to long term growth
Laurilee Kearnes Chief Financial Officer (2)	2025	60%	137%	Revenue, Adjusted EBITDA	Non-financial objectives and considerations, including expanding marketing channels, operational improvements, and product launch
	2024	60%	150%	Revenue, Gross Margin & Adjusted EBITDA growth (pro-rated for length of service during the year)	N/A
Luan Pham Former President (3)	2025	75%	137%	Revenue, Adjusted EBITDA	Non-financial objectives and considerations, including expanding marketing channels, operational improvements, and product launch
	2024	75%	150%	Revenue, Gross Margin & Adjusted EBITDA growth	Premier dealer growth target; success in shifting customer acquisition strategy

(1)	Mr. Ganz retired as Chief Executive Officer effective March 2, 2026.
(2)	Ms. Kearnes’ employment began on June 7, 2024 and she was appointed as Chief Financial Officer effective July 15, 2024.
(3)	Mr. Pham was appointed as President effective March 17, 2026, and served as Chief Marketing and Revenue Officer prior to that date. Mr. Pham’s employment terminated effective June 13, 2026.
(4)	For fiscal year 2024, the upper threshold targets were exceeded for EBITDA, gross margin, and revenues, and the management team strategic goals identified for CEO and CFO were deemed satisfied.
(5)

For fiscal year 2025, upper threshold target for revenues was exceeded earning 150% of that element; EBITDA target exceeded by factor quantified as earning 106.25% of that element and achievement of subjective factors deemed satisfied earning 150% of that element for a weighted STI award of 137% of each individual’s target percentage.

EXECUTIVE COMPENSATION

Employment Arrangements

Conn Davis

In connection with his appointment, we entered into an offer letter with Mr. Davis on March 2, 2026 (the “Davis Offer Letter”), setting forth the material terms of his employment.

Under the Davis Offer Letter:

●	Mr. Davis receives an initial base salary of $450,000 per year.

●

Mr. Davis is eligible to participate in our STI program, with an initial target annual bonus equal to 100% of base salary, subject to Company and individual performance and approval by the Compensation Committee. The STI Award under this program, if any, will be determined in accordance with satisfaction of financial and strategic goals that are preset by the Compensation Committee.

●

As approved by the Compensation Committee as part of the Company’s 2026 long-term incentive program for senior management including the CEO and other named executive officers, Mr. Davis received a 2026 annual equity award with a target grant-date value of $750,000, consisting of (i) 50% time-based RSUs vesting ratably over three years subject to continued service on each vesting date, and (ii) 50% performance-based RSUs. The performance-based RSUs cliff vest on November 30, 2028 (the “end date”) if and only if the performance conditions related to the Company’s revenues for fiscal year 2027 are satisfied and subject to continued employment through the end date. Any units that do not vest on the end date are forfeited.

●

As approved by the Compensation Committee, Mr. Davis received a one-time new-hire equity award of performance-based RSUs with a grant date value of $250,000, that will cliff vest in full, if at all, on the second anniversary of his start date subject to the achievement of a specified stock-price performance condition and continued employment on the vesting date. If the performance condition is not satisfied on the vesting date, the award is forfeited.

●

Mr. Davis is subject to our executive stock ownership guidelines, which currently require the Chief Executive Officer to own Company equity with a value equal to three times base salary within five years of his start date.

●	Mr. Davis participates as a Tier 1 participant in our Executive Severance Plan, as further described below.

●	Mr. Davis is entitled to participate in our employee benefit plans and programs on the same basis as other senior executives.

●	Mr. Davis’s employment is at will.

Bryan Ganz

On November 19, 2020, 99% of shareholders voting at our 2020 Annual Meeting of Stockholders approved the compensation terms set forth in the Company’s employment agreement with Bryan Ganz effective August 31, 2020 (the “2020 Ganz Agreement”) and the issuance to him of 900,000 restricted stock units as provided therein. We also entered into a Non-competition and Non-solicitation Agreement with Mr. Ganz covering a period of 12 months from the date of termination of Mr. Ganz’s employment. The 2020 Ganz Agreement provided that Mr. Ganz would be paid an annual salary for $450,000, be eligible for a target annual short-term incentive award of 100%, of his base salary, subject to his achievement of criteria established by the Compensation Committee. In addition, in consideration of Mr. Ganz’ rendering of services thereunder, Mr. Ganz was granted 900,000 performance-based RSUs under our Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”), which RSUs would have been eligible to vest on August 31, 2023, subject to certain stock price-based performance metrics and a time-based vesting requirement of three years.

The term of the 2020 Ganz Agreement ended on August 31, 2023 and, on September 12, 2023, we entered into a new three-year employment agreement, effective September 1, 2023, with Mr. Ganz (the “2023 Ganz Agreement”). The 2023 Ganz Agreement provided for an annual base salary of $495,000 and a target bonus of 100%, with the actual bonus awarded based on criteria established the Compensation Committee, and would end on August 31, 2026 (the “End Date”) unless terminated earlier pursuant to its terms.

EXECUTIVE COMPENSATION

As discussed above, as inducement for Mr. Ganz committing to serve as CEO for up to three additional years, we agreed to grant Mr. Ganz 600,000 performance-based RSUs at the start of fiscal year 2024, which were granted on December 5, 2023. The RSUs were eligible to vest on the End Date, but only to the extent our common stock satisfies the specified stock performance thresholds and provided that Mr. Ganz remained employed by us as our Chief Executive Officer through the End Date. The RSUs were divided into three equal tranches with successively higher performance thresholds of $6.00, $9.00 and $12.00. The contract included provisions governing certain types of termination events during the vesting period summarized below. Under the terms of the 2023 Ganz Agreement, any performance-based RSUs that did not vest on the End Date would be forfeited on that date.

The 2023 Ganz Agreement provided for termination prior to the End Date by us or by Mr. Ganz with or without cause, following the selection and approval by the Board of a successor in connection with a Qualified Retirement (as such term is defined in the 2023 Ganz Agreement), or by reason of death or disability. If we terminated Mr. Ganz’s employment without Cause or he resigned for Good Reason (as such terms are defined in the 2023 Ganz Agreement), then Mr. Ganz would have been eligible to receive continued payment of his base salary for 12 months, plus fifty percent (50%) of his target bonus amount for the applicable year, subject to the execution of a customary release in favor of us. Additionally, if we terminated Mr. Ganz’s employment without Cause or he resigned for any reason other than a Qualified Retirement, the performance period for the performance-based RSUs would end on the earlier of six months following termination or the End Date, and to the extent that any stock price triggers are met during that period, the performance-based RSUs would vest on a prorated basis based on the duration of Mr. Ganz’s service during the term of the 2023 Ganz Agreement.

Under the 2023 Ganz Agreement, if Mr. Ganz’s employment was terminated due to a Qualified Retirement, the performance period for the RSUs would extend until the End Date and, to the extent stock price triggers were met, the RSUs would fully vest notwithstanding Mr. Ganz’s retirement prior to the End Date. If Mr. Ganz’s employment was terminated due to death or disability, the performance period for the RSUs would end on the earlier of six months following termination or the End Date, and to the extent that any stock price triggers are met during that period, the RSUs would vest on a prorated basis based on the duration of Mr. Ganz’s service during the term of the 2023 Ganz Agreement, provided that if such termination occurred after the one-year anniversary of the Effective Date, then the RSUs with the threshold price trigger would not be prorated, and if such termination occurred after the two-year anniversary of the Effective Date then the RSUs with the target price trigger will not be prorated. If, due to a Change of Control (as defined in the 2023 Ganz Agreement), we ceased to exist as a publicly traded entity, each price trigger would be deemed satisfied to the extent that the value per share in the transaction, whether in cash, securities and/or other property, equals or exceeds the applicable price trigger, the RSUs would be converted to time-based vesting, and the RSUs would fully accelerate upon any termination of Mr. Ganz by us without Cause or if Mr. Ganz resigned for Good Reason within one year of the Change of Control.

On February 26, 2026, we entered into an Amended and Restated Employment Agreement with Mr. Ganz (the “Ganz Amended Employment Agreement”), pursuant to which Mr. Ganz agreed to terminate his employment with us effective March 2, 2026, in connection with a Qualified Retirement under the 2023 Ganz Agreement. Pursuant to the Ganz Amended Employment Agreement, Mr. Ganz became entitled to the following material payments and benefits:

●	payment of accrued base salary and other earned compensation through March 2, 2026;

●	payment of a pro-rated 2026 target bonus in the amount of $123,750

●	reimbursement of 100% of the employer-equivalent portion of monthly COBRA premiums for a period of three months following the date he ceased to be eligible for employee health insurance coverage;

●	reimbursement of up to $20,000 of relocation-related moving expenses;

●	extension of the exercise period for 66,667 outstanding vested stock options until March 31, 2027; and

●

confirmation that, out of the original grant of 600,000 RSUs provided for in the 2023 Ganz Agreement, applicable time and stock-price-based vesting conditions for certain outstanding RSUs had been satisfied, resulting in a total of 545,000 RSUs issuable to Mr. Ganz as of the date of his retirement, subject to the terms of the applicable award agreements; provided that such number may increase by up to an aggregate of 30,000 additional RSUs if certain share reversions under such awards occur.

In addition, on February 26, 2026, we entered into an Advisory Agreement with Mr. Ganz, effective March 2, 2026 (the “Advisory Agreement”), pursuant to which Mr. Ganz provided advisory and transition services to us for an initial term of 30 days, with the option for us to extend the advisory relationship for up to an additional five months. Under the Advisory Agreement, Mr. Ganz was entitled to receive compensation of $41,250 for services provided during the initial term. No additional compensation is payable during any extended advisory term. The Advisory Agreement was not extended beyond the initial term and, accordingly, no additional compensation is payable.

EXECUTIVE COMPENSATION

Laurilee Kearnes

On June 12, 2024, we entered into an offer letter (the “Kearnes Offer Letter”) with Ms. Kearnes. Pursuant to the Kearnes Offer Letter, Ms. Kearnes receives an annual base salary of $325,000 and will be entitled to receive a performance bonus, at the sole discretion of the Board, with a target of 60% of her annual base salary for the applicable fiscal year based on criteria established and approved by the Compensation Committee. Ms. Kearnes’ base salary was increased to $335,000 effective January 1, 2025 and to $385,000 effective January 1, 2026. Ms. Kearnes is also entitled to participate in any employee benefit plans maintained by us on behalf of our employees. The Kearnes Offer Letter does not have an end date and will continue until terminated either by Ms. Kearnes or us. Ms. Kearnes’ performance bonus is governed by the Company’s STI scorecard and her STI awards for fiscal years 2024 and 2025 were determined in accordance with the STI scorecard program initiated in fiscal year 2024 as detailed in the “Short-Term Incentive Detail” table above.

Pursuant to the Kearnes Offer Letter, we agreed to grant Ms. Kearnes 25,000 RSUs, which were granted by the Compensation Committee on June 19, 2024. The RSUs vest with respect to 20%, 30% and 50% of the underlying shares of common stock on the first, second, and third anniversary of their grant date, respectively, subject to Ms. Kearnes’ continued service through each vesting date.

Long Term Incentive Program. Ms. Kearnes is eligible to receive awards under our long-term incentive program and received a long-term incentive award under the program in fiscal year 2025 as detailed in the Summary Compensation Table and notes thereto.

Executive Severance Plan. Ms. Kearnes participates in our Executive Severance Plan as a Tier 2 participant, as further described below.

Stock Ownership. Ms. Kearnes is subject to our executive stock ownership requirements which require the Chief Financial Officer to own Company equity with a value equal to her base salary within five years of the program’s September 2025 adoption.

Luan Pham

Mr. Pham joined Byrna on January 18, 2021, as the Chief Marketing Officer. In connection with Mr. Pham’s appointment as our Chief Marketing Officer, he accepted an offer letter (the “Pham Offer Letter”). The Pham Offer Letter provided that Mr. Pham would be paid an annual base salary of $225,000 and may be eligible for a discretionary bonus. It further provided that Mr. Pham would receive 150,000 restricted stock units (on a post reverse split basis) subject to time-based and performance-based vesting conditions. Mr. Pham’s grant was made effective on April 18, 2021 and partially vested on April 18, 2024, with the remaining performance-based RSUs that were subject to performance conditions that were not met being forfeited on that date. The Pham Offer Letter also included an offer of employee benefits, including health insurance. In April 2021, in recognition of Mr. Pham’s performance his oversight responsibilities began to expand, he received a raise to $275,000, and began to earn commissions based on targets for different sales channels in place of his discretionary target bonus. In January 2022, Mr. Pham’s duties expanded to include the Chief Revenue Officer duties in addition to his marketing responsibilities. His title changed to Chief Marketing and Revenue Officer, his salary was increased to $300,000 annually, and he was given an STI target of 75% in place of his commissions, which roughly equated to his commission earnings the prior year. On January 1, 2024, Mr. Pham’s salary was increased to $320,000. Mr. Pham participated in our Executive Severance Plan as a Tier 2 participant, as further described below.

In connection with Mr. Pham's appointment as President, the Company and Mr. Pham entered into an offer letter dated March 17, 2026 (the "2026 Pham Offer Letter"). Pursuant to 2026 Pham Offer Letter, Mr. Pham received an initial annual base salary of $380,000, subject to annual review by the Compensation Committee. Mr. Pham was eligible to participate in our STI program with an initial target of 80% of base salary. Actual awards would be subject to achievement of individual and Company performance objectives established by the Compensation Committee and may be modified or discontinued at the Compensation Committee's discretion. In addition, in the event that Mr. Pham was terminated without cause or resigned for good reason in the first year, other than following a Change in Control under the Severance Plan, and subject to Compensation Committee approval, he would receive a cash payment equal to his prorated target short term incentive award for services rendered during the portion of the year that he was employed by us.

Mr. Pham received a 2026 annual long-term incentive equity grant with a target grant-date value of not less than $380,000, comprised of 50% time-vested RSUs vesting in equal annual installments over three years and 50% performance-based RSUs with vesting subject to pre-established performance goals, in each case pursuant to the 2020 Plan and applicable award agreements. Pursuant to the terms of the 2026 Pham Offer Letter and our Severance Program, vesting of the time-based RSUs would be accelerated upon death or disability or upon a termination without cause or resignation for good reason within twelve months following a qualifying change of control transaction. Vesting of the performance-based RSUs would occur on November 30, 2028, if and to the extent that (a) we achieved preset revenue levels for our fiscal year ending November 30, 2027, and (b) Mr. Pham (i) remained employed by us through November 30, 2028, or (ii) is terminated without cause after November 30, 2027. Such vesting would be accelerated upon the death or disability of Mr. Pham or upon the termination of Mr. Pham without cause or resignation by Mr. Pham for good reason within twelve months following a qualifying change of control transaction. Any units that did not vest on the designated vesting date would be forfeited on that date.

EXECUTIVE COMPENSATION

Mr. Pham also received a promotion retention award of 20,810 shares in the aggregate, comprised of (i) 10,405 time-based RSUs vesting in full on the one year anniversary of the grant date, subject to continued employment, and (ii) 10,405 performance-based RSUs cliff vesting on the one year anniversary of the grant date conditioned upon (a) the volume-weighted average price of our common stock over the final 90 days of the one-year performance period equaling or exceeding 125% of our closing stock price on March 16, 2026, and (b) Mr. Pham’s continuous service to us through March 17, 2027, subject to acceleration upon certain terminations following a change of control. If the performance condition was not satisfied and no qualifying termination had occurred, the performance-based RSUs would be forfeited in their entirety.

Long Term Incentive Program. Mr. Pham was eligible for our long-term incentive plan and received a long-term incentive award under the program in fiscal year 2025 and under the previous program in fiscal year 2024 as detailed in the Summary Compensation Table and notes thereto.

Stock Ownership. Mr. Pham was subject to our executive stock ownership requirements which required him to own Company equity with a value equal to his base salary within five years of the program’s September 2025 adoption.

On June 17, 2026, we entered into a Separation Agreement and General Release with Mr. Pham (the “Pham Separation Agreement”). The Pham Separation Agreement provides for the separation payments and benefits summarized below, which are generally consistent with Mr. Pham’s offer letter and our Executive Severance Plan and his participation as a Tier 2 participant thereunder. Our obligation to provide the payments and benefits is conditioned upon Mr. Pham’s execution and non-revocation of the Pham Separation Agreement (which includes a general release of claims by Mr. Pham in favor of us and the other released parties) and his continued compliance with the restrictive covenants and other obligations set forth in, or reaffirmed by, the Pham Separation Agreement. The Pham Separation Agreement afforded Mr. Pham a seven-day revocation period and, subject to his non-revocation, became effective on the eighth day following his execution.

Pursuant to the Pham Separation Agreement, and subject to the conditions described above, we agreed to provide Mr. Pham with the following separation payments and benefits:

●

cash severance equal to 1.0 times his annual base salary, in the gross amount of $380,000, payable in substantially equal installments over the twelve-month period following June 13, 2026, the date of Mr. Pham’s separation (the “Separation Date”) in accordance with our regular payroll practices, with payments commencing on the sixty-first day following the Separation Date;

●

a lump-sum pro-rata STI payment in the gross amount of $145,170, representing a pro-rated portion of his target annual STI opportunity for the 2026 performance year (based on the portion of the performance year during which he was employed through the Separation Date), payable on the sixty-first day following the Separation Date;

●

if Mr. Pham timely elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), reimbursement of the monthly COBRA premiums paid by Mr. Pham for himself and his eligible dependents for a period of up to twelve months following the Separation Date, subject to earlier cessation upon his becoming eligible for substantially similar coverage under another employer’s group health plan or his ceasing to be eligible for COBRA continuation coverage; and

●

accelerated vesting in full, as of the Separation Date, of the 20,810 RSUs granted to Mr. Pham on March 17, 2026 in connection with his promotion, in accordance with the terms of the 2026 Pham Offer Letter and the applicable award agreements (with the volume-weighted average price performance condition applicable to the performance-based RSUs deemed waived in accordance with the terms of the applicable award agreement). To the extent required to comply with Section 409A of the Internal Revenue Code of 1986, as amended, settlement of the shares underlying these RSUs will be delayed until the first business day following the date that is six months after the Separation Date.

All other unvested equity awards held by Mr. Pham were forfeited as of the Separation Date in accordance with their terms. In addition to the general release of claims, the Pham Separation Agreement contains customary provisions, including Mr. Pham’s reaffirmation of the post-employment restrictive covenants to which he is subject (including non-competition, non-solicitation, confidentiality, and non-disparagement covenants), as well as mutual non-disparagement, cooperation, and return-of-property provisions. Mr. Pham also remains contractually bound to comply with our Clawback Policy in the event of a triggering event.

EXECUTIVE COMPENSATION

Executive RSU Grant Details

The table below provides all grant, modification, vesting and forfeiture details of the restricted stock units granted to our named executive officers during fiscal years 2023, 2024 and 2025.

Executive	Effective Grant Date (1)	# Units (2)	Vesting Type	End Date	Performance Vesting Conditions	Time Vesting Conditions	Notes
Bryan Ganz Former Chief Executive Officer (1)	9/2/20	300,000	Time and performance	8/31/23	20-day volume weighted average price (“VWAP”) of $20 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	All units vested on 8/31/23
		300,000	Time and performance	8/31/23	20-day volume weighted average price (“VWAP”) of $30 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	Half of the units (150,000) forfeited in conjunction with 2022 option grant; balance forfeited upon end date of 8/31/23 for non-satisfaction of performance conditions
		300,000	Time and performance	8/31/23	20-day volume weighted average price (“VWAP”) of $40 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	All units (300,000) forfeited in conjunction with 2022 option grant
	12/5/23	200,000	Time and performance	8/31/26	20-day VWAP of $6.00 and continued employment through end date	Unvested units are forfeited if performance condition not met by end date
		200,000	Time and performance		20-day volume weighted average price (“VWAP”) of $9.00 and continued employment through end date	Unvested units are forfeited if performance condition not met by end date
		200,000	Time and performance		20-day volume weighted average price (“VWAP”) of $12.00 and continued employment through end date	Unvested units are forfeited if performance condition not met by end date
Laurilee Kearnes Chief Financial Officer (2)	5/2/25	6,939	Time	3/1/28	—	Continued employment through each vesting date	Units vest 1/3 on the 1-year anniversary, 1/3 on 3/1/27, 1/3 on 3/1/28
	5/2/25	6,939	Time and performance	11/30/27	Based on revenue growth targets with measurement based on fiscal year 2026	Unvested units are forfeited if performance condition not met by end date	Units vest on 11/30/27 if conditions are met by 11/30/26
	7/15/24	25,000	Time	6/19/27	—	Continued employment through each vesting date	20%, 30% and 50% of the units will vest on the 1-year, 2-year and 3-year anniversary of grant, respectively
Luan Pham Former President (3)	4/18/21	50,000	Time	4/18/24	—	Continued employment at end date	All units vested on 4/18/24
		50,000	Time and performance	4/18/24	20-day VWAP of $30 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	Half of the units (25,000) forfeited in conjunction with 2022 option grant; balance forfeited upon end date of 4/18/24 for non-satisfaction of performance conditions
		50,000	Time and performance	4/18/24	20-day VWAP of $40 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	All (50,000) units forfeited in conjunction with 2022 option grants
	3/23/22	5,000	Time	4/18/24	—	Continued employment at end date	All units vested on 4/18/24
		2,500	Time and performance	4/18/24	20-day VWAP of $30 and continued employment at end date	Unvested units are forfeited if performance condition not met by end date	Forfeited at end date of 4/18/24 for non-satisfaction of performance conditions
	5/2/25	7,900	Time	3/1/28	—	Continued employment through each vesting date	Units vest 1/3 on the 1-year anniversary, 1/3 on 3/1/27, 1/3 on 3/1/28
		7,900	Time and performance	11/30/27	Based on revenue growth targets with measurement based on fiscal year 2026	Unvested units are forfeited if performance condition not met by end date	Units vest on 11/30/27 if conditions are met by 11/30/26

(1)	Mr. Ganz retired as Chief Executive Officer effective March 2, 2026.
(2)	Ms. Kearnes’ employment began on June 7, 2024 and she was appointed as Chief Financial Officer effective July 15, 2024.
(3)	Mr. Pham was appointed as President effective March 17, 2026, and served as Chief Marketing and Revenue Officer prior to that date. Mr. Pham’s employment terminated effective June 13, 2026.

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of our named executive officers as of November 30, 2025:

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of unvested earned stock units ($)(3)	Number unearned units of stock that have not vested (4)	Market value of unearned unvested stock units ($) (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Bryan Ganz	450,000	—	—	9.23	3/23/32	—	—	—	—
	33,333	33,334	—	8.96	12/8/32	—	—	—	—
	—	—	—	—	—	545,000	9,946,250	—	—
Laurilee Kearnes	—	—	—	—	—	26,939	491,637	6,939	126,637
Luan Pham	82,500	—	—	9.23	3/23/32	—	—	—	—
	16,666	16,667	—	8.96	12/8/32	—	—	—	—
	8,400	33,600	—	6.89	01/28/34	—	—	—	—
	—	—	—	—	—	27,990	510,818	7,990	145,818

Notes

(1)

All unexercisable option awards expiring 3/23/32 were granted on March 23, 2022 and vest in equal increments on the first day of each quarter ending on March 1, 2025. Unexercisable option awards expiring 12/8/32 were granted on December 8, 2022 and are back-weighted LTI options that provided for vesting as follows: 20% vested on the first anniversary of the grant (reflected in column b), 30% of the original grant will vest on the second grant anniversary, and the remaining 50% of the original grant will vest on the third anniversary of the grant date. Unexercisable option awards expiring 1/28/34 were granted on January 28, 2024 and are back-weighted LTI options that provided for vesting as follows: 20% vested on the first anniversary of the grant (reflected in column b), 30% of the original grant will vest on December 28, 2026, and the remaining 50% of the original grant will vest on December 28, 2027. Vesting of the foregoing options is contingent upon the holder remaining employed by the Company on the vesting date. The award agreement governing the options granted to Mr. Ganz on March 23, 2022 provided that in the event of a retirement that satisfied stated conditions related to age and term of service to the Company, vested options would remain exercisable until their original end date of March 23, 2032. These conditions are satisfied by Mr. Ganz’s March 2, 2026 retirement and, accordingly, the March 2022 options continue to be exercisable even though he is no longer employed by the Company. Pursuant to the terms of the Ganz Amended Employment Agreement his options granted December 8, 2022 may be exercised until March 31, 2027. Pursuant to the Plan and Mr. Pham’s award agreements his exercisable options may be exercised until September 13, 2026.

(2)

The unvested stock-based awards listed for Mr. Ganz and 20,000 of Mr. Pham’s are RSUs that were granted on December 5, 2023 with subject to a double trigger of performance and time providing that (i) performance hurdles for three equal tranches, each consisting 200,000 units, will be met when our common stock trades above $6.00, $9.00 and $12.00, respectively on a 20-day volume weighted average closing price, and (ii) subject to certain conditions in connection with a termination through a "Qualified Retirement" without cause, by resignation, by virtue of death or disability, or through a "Change in Control", Mr. Ganz must remain employed by us until August 31, 2026 for the restricted stock units to vest. Each of the performance hurdles was met prior to November 30, 2024. See above under “Employment Agreements” for treatment of RSUs held by Mr. Ganz in connection with his Qualified Retirement and the RSUs held by Mr. Pham in connection with his termination of service. The unvested stock-based awards listed for Ms. Kearnes include 20,000 RSUs that are subject only to time-based vesting and will vest with respect to 7,500 of the RSUs on June 19, 2026, and with respect to 12,500 of the RSUs on June 19, 2027, subject to her continued service through such dates. Additionally, 6,939 of Ms. Kearnes’s RSUs and 7,990 of Mr. Pham’s RSUs were granted on 5/2/25 and are subject only to time-based vesting and will vest with respect to 1/3 on the first anniversary of the grant, 1/3 on March 1, 2027 and the final 1/3 on March 1, 2028, contingent upon each person’s continued employment on each vesting date.

EXECUTIVE COMPENSATION

(3)	Market value calculations are based on the $18.25 closing price on the last day of the Company’s fiscal year.

(4)

The unvested and unearned stock-based awards listed for Ms. Kearnes and Mr. Pham are RSUs that were granted on May 2, 2025, and are subject to a double trigger of performance and time.  The performance trigger is based on certain pre-set revenue targets to be achieved for fiscal year 2026.  There is a sliding scale of shares to be issued based on that performance and the number of shares that are awarded could range from zero to 200% of the performance based RSUs. The RSUs will cliff-vest on November 30, 2027, only to the extent the revenue targets were satisfied, and conditioned on employment through the vesting date. Any units that do not vest on November 30, 2027, will be forfeited. Mr. Pham forfeited his unearned RSUs in connection with his termination of service pursuant to the Pham Separation Agreement.

Potential Payments upon Termination or Change of Control

Executive Severance Plan

On July 29, 2025, the Board, based on the recommendation of the Compensation Committee, approved the adoption of the Byrna Technologies Inc. Executive Severance Plan (the “Severance Plan”) to provide severance benefits to certain executive-level employees in the event their employment with us terminates under certain qualifying circumstances, as further described below.

The Severance Plan contains the following material terms and conditions:

Eligibility and Participation. Any full-time employee who is an officer and other key employees who are specifically designated by the Compensation Committee are eligible to participate in the Severance Plan. Mr. Ganz was not eligible to participate in the Severance Plan. To participate in the Severance Plan, a participant must enter into a participation agreement that sets forth the specific benefits that the participant is entitled to under the Severance Plan based on three tiers. Laurilee Kearnes, our Chief Financial Officer, is designated as Tier 2, and Conn Davis, our Chief Executive Officer, is designated as Tier 1. Luan Pham, our former President, was designated as Tier 2.

Benefits Under the Severance Plan – Qualifying Termination absent Change in Control. In the event that a participant in the Severance Plan is terminated by us without cause, or resigns for good reason, other than in during the twelve-month period following a change in control, the participant will be entitled to receive accrued but unpaid compensation plus, subject to the timely execution and non-revocation of a release of claims:

●

an amount equal to product of (A) the participant’s base salary at the time of such termination, multiplied by (B) a multiple (the “Severance Multiple”), payable in monthly installments, with the Severance Multiple for Tier 1 and Tier 2 being 1.0 and the Severance Multiple for Tier 3 being 0.5;

●

reimbursement for monthly COBRA premiums for a specified continuation period (the “Benefit Continuation Period”), with the Benefit Continuation Period for Tier 1 and Tier 2 being twelve months and the Benefit Continuation Period for Tier 3 being six months; and

●	previously earned but unpaid annual bonus for a completed calendar year prior to the date of the termination.

Benefits Under the Severance Plan – Qualifying Termination following Change in Control. In the event that a participant in the Severance Plan is terminated by us without cause, or resigns for good reason, during the twelve-month period following a change in control, the participant will be entitled to receive accrued but unpaid compensation plus, subject to the timely execution and non-revocation of a release of claims:

●

a  lump-sum payment in an amount equal to product of (A) the sum of (i) the participant’s base salary at the time of such termination or, if greater, in effect on the first occurrence of a change in control, plus (ii) the participant’s target annual bonus for the year in which the termination occurred or, if greater, in effect on the first occurrence of a change in control, multiplied by (B) a multiple (the “CIC Severance Multiple”), with the CIC Severance Multiple for Tier 1 being 2.0, the CIC Severance Multiple for Tier 2 being 1.5, and the CIC Severance Multiple for Tier 3 being 0.75;

●

a lump sum payment equal to the participant’s monthly COBRA premiums that would have otherwise been payable during a specified continuation period (the “CIC Benefit Continuation Period”), with the CIC Benefit Continuation Period for Tier 1 and Tier 2 being eighteen months and the CIC Benefit Continuation Period for Tier 3 being nine months;

EXECUTIVE COMPENSATION

●	previously earned but unpaid annual bonus for a completed calendar year prior to the date of the termination; and

●	full acceleration of outstanding time-based equity awards and acceleration of performance-based equity awards at target level.

The Severance Plan does not provide for a gross-up payment to participants in the event that a participant is subject to an excise tax under Internal Revenue Code Section 280G and Section 4999. Instead, if such excise taxes would be triggered, payments to a participant would be cut back if doing so would result in a greater after-tax payment to the participant than if the participant received the payments and paid the excise taxes. Any benefits received by a participant pursuant to the Severance Plan will be reduced by the amount of any other severance benefits received by the participant under another severance plan maintained by us or any agreement between the participant and us that provides for severance benefits.

Clawback Application to Severance Program. Amounts payable under the Severance Plan are subject to any policy of ours providing for clawback or recovery of amounts paid to a participant, whether in existence as of the effective date of the Severance Plan or later adopted. We may amend or terminate the Severance Plan at any time by providing 90 days’ advance notice to each participant, provided that such amendment or termination cannot reduce or diminish a participant’s rights under the Severance Plan without the written consent of the participant. Each participant in the severance plan is required to, and has signed, an agreement to abide by our Clawback Policy.

Ganz Agreements

See above under “Employment Arrangements—Bryan Ganz” for a description of severance and retirement payments that would have become payable under the 2023 Ganz Agreement and that become payable upon Mr. Ganz’s retirement under the Ganz Amended Employment Agreement.

Pham Separation Agreement

See above under “Employment Arrangements—Luan Pham” for a description of severance payments that became payable in connection with Mr. Pham’s separation from service under the Pham Separation Agreement.

2022 Option Grant

The options granted to our named executive officers during the fiscal year ended November 30, 2022 provide that, in the event the grantee is terminated without cause or resigns for good reason (as those terms are defined in the applicable award agreements) within twelve months following a change of control, then the vesting of those options will be fully accelerated.

Clawback Policy and Binding Agreements to Comply

We have adopted a broad compensation recovery policy that complies with compensation “clawback” requirements under Nasdaq rules. Under the policy, in the event of certain accounting restatements, we will be required to recover incentive-based compensation from our executive officers representing the excess of the amount received over the amount that would have been received had it not been based on the restated results.

Under our Clawback Policy, compensation that is subject to recoupment includes any form of compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, including but not limited to stock options, annual cash bonuses and other long and short-term cash incentives, restricted stock units, stock units, restricted stock, stock appreciation rights, performance shares, and performance units. Financial reporting measure is broadly defined to include stock price, total shareholder return, revenues, EBITDA, funds from operations, liquidity measures including working capital or operating cash flow, return measures including return on invested capital and return on assets, and earnings per share. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and determine whether any adjustment will be made.

Each of our executive officers has signed an agreement to comply with the compensation recovery policy.

Pension Plan Benefits and Defined Contribution Plans

We do not have a pension plan or defined benefit plan that provides for payments or benefits to the named executive officers at, following, or in connection with retirement.

EXECUTIVE COMPENSATION

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following disclosure regarding compensation actually paid (“CAP”) as defined by the Securities Exchange Commission to our principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”) and certain financial performance measures for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below as a basis for making its pay decisions, and the CAP calculations continue to be estimates at best of future value that may not be realized, but we do think that it is a more meaningful measure of pay and performance alliance than an unadjusted comparison of TSR to an estimate of compensation at a different, earlier point in time without accounting for subsequent events during the period. For further information regarding the Company’s pay for performance philosophy and how we seek to align executive compensation with the Company’s performance, please see “ Compensation Discussion and Analysis” above.

The amounts set forth below under the headings “Compensation Actually Paid to PEO” for our PEO and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)(7)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non- PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (Loss) (in millions) (6)
2025	$1,173,150	$778,306	$993,900	$910,682	$210.74	$9.687
2024	$2,595,060	$13,021,203	$676,342	$1,396,898	$223.21	$12.792
2023	$1,261,032	$(1,486,908)	$674,888	$259,610	$67.55	$(8.192)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, we are only required to include information for the past three fiscal years in this table.
(2)	Our PEO for each of the applicable fiscal years 2025, 2024 and 2023 is Bryan Ganz, our former Chief Executive Officer. Mr. Ganz retired from serving as Chief Executive Officer effective March 2, 2026.
(3)

In calculating the CAP, the fair value or change in fair value, as applicable, of the equity awards included in such calculations was computed in accordance with FASB ASC Topic 718 and the valuation assumptions used to calculate fair values were determined in a consistent manner and did not materially differ from those disclosed at the time of grant.

(4)

Our Non-PEO NEOs for fiscal year 2025 are Ms. Kearnes and Mr. Pham; for fiscal year 2024 are Ms. Kearnes, Mr. Pham, and David North, our former Chief Financial Officer; and for fiscal year 2023 are Mr. North and Mr. Pham. For the fiscal year 2024 the average is based on three individuals. However, Ms. Kearnes and Mr. North each held the position of Chief Financial Officer for a portion of the year.

(5)

Pursuant to the SEC rules, the Total Shareholder Return (“TSR”) reflected in this column assumes $100 was invested on November 30, 2022 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The amounts reflected in this column represent the net income (loss) reflected in our audited financial statements for each applicable fiscal year.

EXECUTIVE COMPENSATION

(7)

For fiscal years 2025, 2024 and 2023, calculation of our PEO’s CAP reflects adjustments made to the total compensation amounts reported in the Summary Compensation Table (“SCT”) for those fiscal year, computed in accordance with Item 402(v) of Regulation S-K. The CAP dollar amounts included in the table do not reflect the actual amount of compensation earned by the executive or paid by us during the applicable year. The adjustments made to the SCT total for purposes of calculating CAP, in accordance with the relevant rules, are reflected below:

Fiscal Year	2025	2024	2023
PEO SCT Total	$1,173,150	$2,595,060	$1,261,032
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(A)	$0	$(2,479,500)	$(424,782)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0	$10,534,850	$239,998
+ Year-Over-Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(623,492)	$1,764,319	$(571,500)
+ Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years that Vested During Fiscal Year	$228,648	$606,474	$(1,990,875)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$(780)
Compensation Actually Paid to PEO	$778,306	$13,021,203	$(1,486,908)

(A) For 2023, this amount represents the grant date fair value of 66,666 options. For additional information, see Note 4 to the Summary Compensation Table

(8)

For fiscal years 2025, 2024 and 2023, calculation of the average CAP for Non-PEO NEOs reflects the following adjustments made to the total compensation amounts reported for the applicable Non-PEO NEOs for those fiscal years, computed in accordance with Item 402(v) of Regulation S-K. The CAP dollar amounts included in the table do not reflect the actual amount of compensation earned by the executives or paid by us during the applicable year. The adjustments made to the SCT total for purposes of calculating CAP, in accordance with the relevant rules, are:

Fiscal Year	2025	2024	2023
Non-PEO NEO Average SCT Total	$993,900	$676,342	$674,888
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(355,011)	$(240,996)	$(212,388)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$272,454	$519,070	$119,999
+ Year over Year Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(48,129)	$215,995	$(220,159)
+ Fair Value at Vesting Date of Option Awards and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal that Vested During Fiscal Year	$47,469	$226,487	$(102,678)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$(53)
Average Compensation Actually Paid	$910,682	$1,396,898	$259,610

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the table above.

EXECUTIVE COMPENSATION

Relationship between Compensation Actually Paid and Company TSR

The following graph sets forth the relationship between the CAP for our PEO, the average of CAP for our Non-PEO NEOs, and the Company’s cumulative Total Shareholder Return (“TSR”) over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between CAP for our PEO, the average of CAP for our Non-PEO NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of November 30, 2025 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,954,722	$8.93	2,287,059
Equity compensation plans not approved by security holders	—	—	—
Total	1,954,722		2,287,059

(1)

The number of securities in column (a) for plans approved by security holders consists of 1,087,585 outstanding stock options (includes vested and unvested) and 867,137 unvested RSUs, all governed by the Amended and Restated 2020 Equity Incentive Plan.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

The following table summarizes the director compensation of our non-employee directors for fiscal year 2025:

Name(1)	Fees earned or paid in cash ($)	Stock- based Awards ($)(2)(3)	Total ($)
Herbert Hughes	112,960	142,986	255,945
Chris Lavern Reed	73,465	109,998	183,463
Emily Rooney (4)	70,419	109,998	180,417
Leonard Elmore	73,005	109,998	183,003
TJ Kennedy	12,939	92,266	105,205
Adam Roth	12,939	92,266	105,205

(1)

Bryan Ganz, our former Chief Executive Officer, is not included in this table because Mr. Ganz was our employee, and thus received no compensation for his service as a director. The compensation received by Mr. Ganz as an employee of the Company is shown in the Summary Compensation Table on page 31.

(2)

All stock-based awards were RSUs valued for purposes of this table as of the grant date. The stock based awards listed here for each director reflect awards to each independent director of 4,865 units as partial compensation for services to be rendered for the 2025 to 2026 annual meeting cycle, vesting of which is conditional upon full performance of such services. The stock based awards for Mr. Kennedy and Mr. Roth were pro-rated based on their time of service which amounted to 4,379 units. The award for Mr. Hughes includes a stipend of 1,459 units as partial compensation for his service as the Chair of the Board for the 2025 to 2026 annual meeting cycle.

(3)

At our 2025 fiscal year end the non-employee directors held the following unvested restricted stock units: 6,324 for Herbert Hughes; 4,865 for Chris Lavern Reed; 4,865 for Emily Rooney; 4,865 for Leonard Elmore; 4,379 for TJ Kennedy; and 4,379 for Mr. Roth. In addition, they held the following restricted stock units that had vested but had not yet been settled: 16,111 units for Herbert Hughes and 11,528 units each for Emily Rooney, Chris Lavern Reed and Leonard Elmore.

(4)	Ms. Rooney resigned from the Board of Directors effective August 10, 2026.

In July 2025, on the recommendation of FW Cook informed by an updated peer study, and the recommendation of the Compensation Committee, the Board adjusted our non-employee director compensation structure to bring it in better alignment with peers and to further align it with shareholder interests by: (i) decreasing the cash component of the base compensation from (ii) increasing the overall base compensation but shifting the weight of equity to cash components by increasing the equity component, (iii) providing cash compensation for service on each standing board committee and on the CEO Search and Succession subcommittee, and (iv) approving adjusted committee Chair stipends as laid out in the FW Cook recommendations. As a result of these changes total base compensation per annum was set at $165,000, comprised of $55,000 in cash and $110,000 in RSUs. No changes were recommended or made to the cash or equity stipends to the Chairman of the Board for his services as such. The new compensation program for non-employee directors for service on board committees provides the following stipends: (i) $7,500 per annum for each member of the Audit Committee and an additional $7,500 for the Chair of the Audit Committee, (ii) $5,000 per annum for each member of the Compensation Committee and an additional $5,000 for the Chair of the Compensation Committee, (iii) $3,750 for each member of the Nominating and Governance and Product Safety committees, and an additional $3,750 to each of their Chairs, and (iv) payment of a $10,000 additional stipend to each member of the CEO Search and Succession subcommittee, with an additional $5,000 for the Chair of that subcommittee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 18, 2026, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our current executive officers and our named executive officers;
●	each of our directors and director nominees; and
●	all our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of the applicable security, including options that are currently exercisable or exercisable within 60 days of August 18, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Our calculation of the percentage of beneficial ownership is based on 23,404,754 shares of our common stock issued and outstanding as of August 18, 2026. Common stock subject to stock options currently exercisable or exercisable within 60 days of August 18, 2026 are deemed to be outstanding for computing the percentage ownership of the person holding these securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Names and Address (1)	Common Stock	Percent of Class
Greater Than 5% Stockholders
Pierre Lapeyre Jr. (2)	2,891,943	12.4%
FMR LLC (3)	1,627,566	7.0%
Bryan Scott Ganz (6)	2,296,635	9.6%

Current Executive Officers
Conn Davis (4)	22,108	*
Laurilee Kearnes (5)	18,887	*

Named Executive Officers
Bryan Scott Ganz (6)	2,296,635	9.6%
Luan Pham (7)	21,811	*
Laurilee Kearnes (5)	18,887	*

Directors
Conn Davis (4)	22,108	*
Leonard Elmore (8)	60,811	*
Herbert Hughes (9)	178,342	*
TJ Kennedy (10)	34,189	*
Rose Lopez Keravuori (11)	561	*
Matthew McBrady, Ph.D.	—	*
Chris Lavern Reed (12)	66,585	*
Adam Roth (13)	4,379	*

All Current Executive Officers and Directors as a group (9 persons) (14)	385,862	1.6%

* Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, Massachusetts 01810.

(2)

This information is based in part upon a Schedule 13G filed by Mr. Lapeyre on February 1, 2022. Mr. Lapeyre’s principal business address is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)

This information is based upon an amended Schedule 13G amendment filed by FMR LLC (“FMR”) and Abigail P. Johnson on August 7, 2026. The principal business address of FMR is 245 Boylston Street, Boston, Massachusetts 02110. Ms. Johnson is a director, the Chairman and Chief Executive Officer of FMR.

(4)	Consists of 22,108 shares of common stock owned by Mr. Davis

(5)	Consists of 18,887 shares of common stock owned by Ms. Kearnes.

(6)

This information is based upon an amended Schedule 13D amendment filed by Bryan S. Ganz, Northeast Industrial Partners LLC (“NEIP”), Judith L. Ganz Trust (the “JLG Trust”), Li Ganz, BSG Family Investment LLC (“BSG”) and BG 2025 Irrevocable Exempt Trust (the “BG Trust”) on August 12, 2026. The principal business address of the reporting persons is 300 Tradecenter Drive, Suite 7640, Woburn, MA 01801. Consists of (i) 984,323 shares of common stock owned by Mr. Ganz in his individual capacity, (ii) options exercisable into 516,667 shares of common stock within 60 days of August 18, 2026, (iii) 243,859 shares of common stock owned by Northeast Industrial Partners LLC, of which Mr. Ganz has shared voting and dispositive power, (iv) 70,753 shares of common stock owned by the JLG Trust, of which Mr. Ganz is the trustee, (v) 11,800 shares of common stock owned by Li Zhang, who is Ms. Ganz’s spouse, and (vi) 469,233 shares of common stock owned by BSG. Mr. Ganz is the manager of BSG, and the BG Trust is the sole member of BSG, with Mr. Ganz having the power to replace the trustee of the BG Trust. Mr. Ganz has disclaimed beneficial ownership with respect to the shares of common stock held by NEIP, the JLG Trust, the BG Trust and Li Ganz, in each case except to the extent of his pecuniary interest therein.

(7)	Mr. Pham’s employment terminated effective June 13, 2026. Consists of 21,811 shares of common stock owned by Mr. Pham.

(8)	Consists of 60,811 shares of common stock owned by Mr. Elmore.

(9)	Consists of (i) 161,842 shares of common stock owned by Mr. Hughes, and (ii) 16,500 shares of common stock owned by Mr. Hughes’ brother.

(10)

Consists of (i) 33,379 shares of common stock that are held by Mr. Kennedy, and (ii) 810 shares of our common stock that may be issued within 60 days of August 18, 2026 upon the vesting of restricted stock units that are held by Mr. Kennedy.

(11)	Consists of 561 shares of common stock that may be issued within 60 days of August 18, 2026 upon the vesting of restricted stock units that are held by Ms. Keravuori.

(12)	Consists of 66,585 shares of common stock owned by Mr. Reed.

(13)	Consists of 4,379 shares of common stock owned by Mr. Roth.

(14)

Consists of an aggregate of (i) 367,991 shares of common stock owned by executive officers and directors directly, (ii) 16,500 shares of common stock held by the brother of a director, and (iii) 1,371 shares of common stock that may be issued within 60 days of August 18, 2026 upon the vesting of restricted stock units that are held by certain directors.

Changes in Control

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

We have subleased office premises at our Massachusetts headquarters to a corporation owned and controlled by Mr. Ganz, our former President and Chief Executive Officer, since July 1, 2020. Sublease payments received were $18,062 in total for the fiscal year ended November 30, 2025.

Related Person Transactions Policy and Procedure

The Audit Committee, pursuant to the Audit Committee Charter, must review and approve any related person transaction we propose to enter into. The Audit Committee is responsible for overseeing the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. In addition, the Audit Committee will keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the company.

Any potential related party transaction that is brought to the audit committee's attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

Limitation of Liability and Indemnification of Directors and Officers

We are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law (“DGCL”) provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee, or agent of such corporation, or is or was serving at the request of such corporation as an officer, director, employee, or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee, or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the corporation. To the extent that a present or former officer or director is successful on the merits or otherwise in the defense of any action, suit, or proceeding referred to above, or in the defense of any claim, issue, or matter therein, the corporation must indemnify him or her against the expenses (including attorneys’ fees) that such officer or director has actually and reasonably incurred. Our Certificate of Incorporation, as amended, provides that our directors will not be personally liable to the company or our stockholders except for liability (i) for any breach of the director’s duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived improper personal benefit. In addition, our Bylaws, as amended, provides for the indemnification of our directors and officers to the fullest extent permitted by law.

Section 102(b)(7) of the DGCL permits a corporation to provide in its Certificate of Incorporation, as amended, that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability for any:

•	breach of a director’s duty of loyalty to the corporation or its stockholders;

•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or redemption of shares; or

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

•	transaction from which the director derives an improper personal benefit.

Our Bylaws, as amended, provide that expenses incurred by any director in defending any such action, suit or proceeding in advance of its final disposition shall be paid by us, provided such director must repay amounts in excess of the indemnification such director is ultimately entitled to.

We have entered into indemnification agreements with our directors, executive officers and certain other officers and agents pursuant to which they are provided indemnification rights that are broader than the specific indemnification provisions contained in the DGCL.

Section 174 of the DGCL provides, among other things, that a director who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption may be held liable for such actions. A director who was either absent when the unlawful actions were approved, or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered on the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such director receives notice of the unlawful actions.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or Director was selected to serve or was elected, respectively.

Family Relationships

There are no family relationships between any of our officers or directors.

Delinquent Section 16 Reports

Our executive officers, directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us and written representations from certain reporting persons that no other reports were required, we believe that during the year ended November 30, 2025, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, other than: (i) a Form 4 filed on behalf of John Brasseur on March 21, 2025 reporting the settlement and partial forfeiture of RSUs on October 18, 2024; (ii) a Form 4 filed on behalf of John Brasseur on April 18, 2025 reporting the purchase of 9,068 shares of common stock on April 15, 2025; (iii) Form 4s filed on behalf of Laurilee Kearnes, Luan Pham and John Brasseur on May 8, 2025 reporting the award of RSUs on May 2, 2025; (iv) a Form 4 filed on behalf of Laurilee Kearnes on June 30, 2025 reporting the settlement and partial forfeiture of RSUs on June 19, 2025; (v) Form 4s filed on behalf of Bryan Ganz and Luan Pham on July 15, 2025 reporting the assignment on May 17, 2025 of the right to receive shares issuable upon settlement of RSUs; (vi) Form 3s filed on behalf of TJ Kennedy and Adam Roth on September 23, 2025 reporting their appointment to the Board on September 4, 2025; and (vii) a Form 4 filed on behalf of John Brasseur on November 3, 2025 reporting the settlement and partial forfeiture of RSUs on October 18, 2025.

PRINCIPAL ACCOUNTING FEES AND SERVICES

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by EisnerAmper LLP, the principal accountant for the audit of our financial statements and review of financial statements included in the Company's reports for the fiscal years ended November 30, 2025 and November 30, 2024.

	2025	2024
Audit Fees	$496,950	$374,288
Audit-Related Fees		—
Tax Fees		—
All Other Fees		—
TOTAL	$496,950	$374,288

Notes

(1)

Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q and assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. There were no audit-related fees incurred with EisnerAmper LLP in the fiscal years ended November 30, 2025 and 2024.

(3)

Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in the fiscal years ended November 30, 2025 and 2024.

(4)	All Other Fees include professional services rendered by EisnerAmper LLP. There were no other professional fees incurred with EisnerAmper LLP for fiscal years ended November 30, 2025 and 2024.

All of the services performed in the fiscal years ended November 30, 2025 and 2024 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2: RATIFICATION OF ACCOUNTING FIRM

PROPOSAL 2: RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2026. EisnerAmper LLP has served as our independent registered public accounting firm since June 15, 2020. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required

The affirmative vote of a majority of the voting shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2026.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2026.

PROPOSAL 3: RATIFICATION OF EXECUTIVE COMPENSATION

PROPOSAL 3: NON-BINDING RATIFICATION OF EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Byrna Technologies Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2026 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the Short-Term and Long-Term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal 3, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required

The affirmative vote of a majority of the voting shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

HOUSEHOLDING; STOCKHOLDER PROPOSALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders, unless the affected stockholder has provided contrary instructions. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Byrna stockholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Written requests should be directed to Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Proposals and Director Nominations to Be Included in Next Year’s Proxy Statement

To have a proposal for business other than director nominations considered for inclusion in next year’s proxy statement and form of proxy and acted upon at our 2027 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 under the Exchange Act, a stockholder must submit a notice of the proposal in writing to the Company’s Corporate Secretary, and it must be received by us at our principal executive offices not less than 120 calendar days prior to the anniversary of the date this Proxy Statement was first sent to stockholders, or by May 5, 2027, and must comply with the other requirements of SEC Rule 14a-8, as applicable. If the date of next year’s annual meeting is moved more than 30 days before or after September 25, 2027, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in next year’s proxy statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting.

For proxy access director nominations to be considered for inclusion in next year’s proxy statement and form of proxy and acted upon at the 2027 Annual Meeting of Stockholders, advance written notice of such proxy access nominations must be received by the Company’s Corporate Secretary at our principal executive offices no earlier than 150 calendar days (April 5, 2027) and no later than 120 calendar days (May 5, 2027) prior to the anniversary of the date this Proxy Statement was first sent to stockholders (as stated in this Proxy Statement) and must comply with the other requirements of our Bylaws. However, if next year’s annual meeting is to be held more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, notice of the proxy access director nominations must be received no earlier than the close of business on the 150th day prior to next year’s annual meeting date and not later than the close of business on the later of (i) the 120th day prior to next year’s annual meeting and (ii) the 10th day following the date that Public Disclosure of the date of next year’s annual meeting is first made by the Corporation.

Proposals and Director Nominations Not to Be Included in Next Year’s Proxy Statement

Stockholder proposals and director nominations that are not intended to be included in the proxy materials for next year’s annual meeting, but that are intended to be presented by the stockholder at such meeting are subject to the advance notice provisions in our Bylaws. According to our Bylaws, in order for a proposal and/or nomination to be properly brought before an annual meeting, a stockholder must provide a proper and timely advance written notice thereof and, to be proper, such notice must include the information required to be included therein pursuant to our Bylaws. The proposing stockholder must also comply with all applicable procedural and other requirements in our Bylaws. To be timely, such notice for next year’s annual meeting must be delivered to, or mailed and received by us, at our principal executive offices no earlier than the close of business on May 28, 2027 and no later than the close of business on June 27, 2027 if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of this year’s Annual Meeting or not later than 60 days after the anniversary of this year’s Annual Meeting; and with respect to any other annual meeting held next year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting, and the close of business on the 10th day following the first date of Public Disclosure of the date of such meeting.

HOUSEHOLDING; STOCKHOLDER PROPOSALS

To comply with SEC Rule 14a-19 under the Exchange Act, also known as the universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the deadline described above for notices of director nominations submitted pursuant to the advance notice provisions of our Bylaws, which require earlier notice than the 60-day minimum notice period under Rule 14a-19. In addition to satisfying the requirements under our Bylaws, such notice must include all of the information required by Rule 14a-19(b), including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors.

In no event shall the Public Disclosure of an adjournment or postponement of next year’s annual meeting commence a new notice time period (or extend any notice time period). “Public Disclosure” means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act.

General Requirements

Each of the notices of proposals and nominations described above must be submitted to us at our principal executive offices and directed as follows: Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. The stockholder proponent must appear at next year’s annual meeting to present the proposal or nomination or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of our Bylaws, SEC Rule 14a-8, Rule 14a-19, or other applicable laws, rules, or regulations, the stockholder will not be permitted to present the proposal or nomination for a vote at next year’s annual meeting.

OTHER MATTERS

OTHER MATTERS

Our Directors know of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BYRNA TECHNOLOGIES INC., 100 BURTT ROAD, SUITE 115, ANDOVER, MA 01810. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS ENDING ON THE DAY BEFORE THE ANNUAL MEETING AND, DURING THE ANNUAL MEETING, ON THE VIRTUAL MEETING PLATFORM.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BYRN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03656-Z93836 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BYRNA TECHNOLOGIES INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Conn Davis	☐	☐	☐
1b. Leonard Elmore	☐	☐	☐
1c. Herbert Hughes	☐	☐	☐
1d. TJ Kennedy	☐	☐	☐
1e. Rose Lopez Kerawuori	☐	☐	☐
1f. Matthew McBrady, Ph.D.	☐	☐	☐
1g. Chris Lavern Reed	☐	☐	☐
1h. Adam Roth	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2026.	☐	☐	☐
3. Approval, by non-binding vote, of the Company's executive compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T03657-Z93836

BYRNA TECHNOLOGIES INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 25, 2026, 9:00 A.M. EASTERN TIME

This Proxy is Solicited on Behalf of the Board of Directors

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are authorized to vote in their discretion upon any other business that may properly come before the meeting (or any adjournments or postponements).

Continued and to be signed on reverse side